                                                                  EXHIBIT (c)(4)

                   Strictly private & confidential
                   ------------------------------------------------------------


                   Project Chaser

                   Discussion materials

                   April 7, 2000


Deutsche Banc Alex. Brown

                   [Deutsche Bank Logo]

                   ------------------------------------------------------------


                   These materials were prepared by Deutsche Bank Securities Inc. ("Deutsche Bank") based on publicly available information, information provided by Client, and certain other available information, all without independent verification by Deutsche Bank. All financial data including forecasts are provided without any representation or warranty in connection therewith by Deutsche Bank or any other party. These materials are subject to due diligence and discussion and do not constitute a specific transaction recommendation or an opinion as to valuation or otherwise, and should not be relied upon as the basis for any investment decision. Deutsche Bank makes no representation or warranty (express or implied) as to the accuracy or completeness of the information herein. The materials are intended solely for use by the intended recipient hereof. They are not for publication.


Deutsche Banc Alex. Brown

                   [Deutsche Bank Logo]

                   --------------------------------------------------

                   Contents

                   Section
                   1           Overview of Chaser                  1

                   2           Valuation analysis of Chaser        9

                   3           Premium analysis                   14

                   4           Transaction strategic benefits     14

                   Appendix

                     I         Financial projections of Chaser
                    II         WACC analysis
                   III         Exit EBITDA multiple analysis
                    IV         Premium analysis detail

Deutsche Banc Alex. Brown

                   [Deutsche Bank Logo]

                   Overview of Chaser
                   ------------------------------------------------------------


                   Section 1

                   Overview of Chaser


Deutsche Banc Alex. Brown

                   [Deutsche Bank Logo]

Overview of Chaser

Chaser overview


                                   Overview
-----------------------------------------------------------------------
Business: 59 percent of revenues from web hosting and co-location; 43 percent from access services; top hosting company worldwide based on number of sites hosted
Mission: To be the premier, full-service provider of Internet services
Target market: small and medium-sized enterprises
Customers: 305,000 web sites hosted; over 289,000 customer accounts
Headquarters: Englewood, Colorado
Employees (sales force): 1,700 (200 sales professionals;
over 4,000 resellers in US and over 170 in other countries)
Network:
 . Tier-one national network; 13 data centers; 29
  national nodes, over 200 POPs and 100 peering partners
 . Chaser has a 20-year deal to lease fiber-optic capacity on Qwest's network. The network features
  OC-12, OC-3 and DS-3 links
Geographical coverage: US
Marketing/distribution:
 . Direct sales; online sales (general rotation and keyword-specific Web banner ads); resellers;
  preferential marketing agreements with leading Internet online companies (e.g. AOL and NorthPoint); private label and co-branded distribution relationships with major telecommunications companies; in-house and outsourced telemarketing operations
 . Proprietary, large scale, low-cost, automated ordering
  and provisioning system
Key alliances:
 . NTT - September 1999, Web-hosting partnership for
  Japanese market
 . AOL - March 1999, exclusive rights to market its Web-hosting and business-focused electronic commerce services on AOL's four key online media properties.
  Will transition roughly 7,000 PrimeHost and CompuServe
  BusinessWeb hosting customers to Chaser
 . NorthPoint - December 1998, joint DSL marketing to
  rollout DSL services in 21 cities nationwide
 . SGI, Intel, Sun and NT
Recent developments: Plan to add 50,000 sq. ft. of hosting space to national network in 2000
Other:
 . Ability to leverage cross selling of connectivity products with web site and e-commerce applications, 40 percent of xDSL customers have web site from company
 . Bulk of revenue from T-1 services; high growth in xDSL
  roll out
 . Gross margin estimates in 70 percent range

                           2000E revenue breakdown
-------------------------------------------------------------------------------



                                  [pie chart]


Dedicated internet access          34.1%
Web-hosting/value-added services   58.3%
Dial-up internet access             7.6%
Total 2000E revenue:                $414


Source:  Deutsche Banc Alex. Brown research estimates.

                         Ownership/(1)/
------------------------------------------------------------------
                                        Holding         Percentage
                                     (shares in mm)
Nippon Telegraph & Telephone Corp.       9.0             11.4%
Putnam Investment Management             7.1              9.0
MCI Worldcom Inc.                        4.2              5.2
AMVESCAP Plc                             4.2              5.2
Fidelity Management & Research Co.       4.1              5.1


(1) Ownership based on 78.7 million ordinary shares of common stock outstanding.
Source:  Chaser's proxy dated April 2000.

Deutsche Banc Alex. Brown
[LOGO]

Overview of Chaser                                                       Section
--------------------------------------------------------------------------------
Chaser network





                                 [INSERT MAP]



Current DS\3\ Capacity*   Planned DS\3\ Capacity        Chaser Network
Current OS\3\ Capacity*   Current Chaser Network Nodes    Operations Center
Current OC\12\ Capacity*                                Primary Data Centers
*Includes circuits on order as of 4/30/99

Deutsche Banc Alex. Brown

                       Deutsche Bank [LOGO]

Overview of Chaser                                                      Section
--------------------------------------------------------------------------------

Summary trading and financial statistics

($mm, except per share data)
                                                 Trading statistics
-------------------------------------------------------------------------------------------------------------
             Trading statistics(1)                                          Operating statistics
------------------------------------------------                ---------------------------------------------
Price as of 04/06/00                    $  35.00                Fiscal year end                    12/31/1999
LTM high                                   84.94                1998 revenues                        $  120.7
LTM low                                    20.81                1999 revenues                           258.3
                                                                2000E revenues                          413.5
Shares outstanding(2)                       97.6

Market value                            $3,416.7
Total enterprise value                   3,635.9

             Total enterprise value/                                  Balance sheet statistics (12/31/99)
------------------------------------------------                ---------------------------------------------
1998 revenue                                30.1x               Cash and equivalents                 $  883.8
1999 revenue                                14.1                Total debt                            1,103.1
2000E revenue                                8.8                Net debt                                219.3
1998 EBITDA                                   NM                Book equity(3)                          533.1
1999 EBITDA                                   NM                Net PP&E                                205.1
2000E EBITDA                               307.3

(1)  Trading statistics as of 4/6/2000.
(2) Fully-diluted shares using the treasury method; includes 2.9 million of warrants.
(3)  Includes convertible preferred stock of $347.3 million.

Deutsche Banc Alex.Brown

                       Deutsche Bank [LOGO]

Overview of Chaser                                                       Section
--------------------------------------------------------------------------------

Chaser - stock price performance



                     Chaser stock price-volume performance
--------------------------------------------------------------------------------

1/19/00:  Announced agreement with Covad to provide DSL service to home offices

1/12/00:  Launched enhanced global domain name registration service

1/31/00: Chaser announces plans to expand its web-hosting and co-location physical infrastructure, systems & personnel

2/3/00: Lycos and Chaser team to market Lycos shop to existing and potential on-line

3/1/00:   Chaser announces 4th quarter results

9/28/99:  Announced web-hosting partnership with NTT for Japanese market

10/20/99: Announced web-hosting and e-commerce alliance with Italian telecom firm Infostrada

11/4/99:  Announced it surpassed 300,000 web-site milestone

11/16/99: Announced $400mm private debt offering

11/30/99: Announced dedicated-server hosting plans based on Sun Microsystems technology with CIBER

12/14/99: Announced ASP joint venture with CIBER

                                  [BAR GRAPH]

                     Daily: April 1, 1999 - April 6, 2000

Deutsche Banc Alex. Brown

                                 Deutsche Bank [LOGO]

Overview of Chaser                                                      Section
-------------------------------------------------------------------------------

Price volume analysis - percentage by price range


                                  [BAR CHART]

          32.3%                 65.8%                  1.9%

       5.00-10.00            10.01-15.00           15.01-20.00

Stock price range               1998

                                  [BAR CHART]

8.3%     7.8%     13.9%     11.6%     23.4%    19.0%     8.5%     4.8%     2.7%

10.01-   15.01-   20.01-    25.01-    30.01-   35.01-   40.01-   45.01-   50.01-
15.00    20.00    25.00     30.00     35.00    40.00    45.00    50.00    55.00

Stock price range                     1999


                                  [BAR CHART]

2.6%     2.2%     5.5%      15.8%     19.5%    23.5%    12.2%    14.1%     4.3%

35.01-   40.01-   45.01-    50.01-    55.01-   60.01-   65.01-   70.01-   75.01-
40.00    45.00    50.00     55.00     60.00    65.00    70.00    75.00    85.00

Stock price range                     YTD 2000(1)

(1)  As of 4/5/2000.



                                  [BAR CHART]

4.8%   15.1%   5.3%    9.0%    7.5%    15.1%   12.8%   5.9%    4.3%    5.0%    4.0%    4.9%    2.5%    2.9%    0.9%

5.00-  10.01-  15.01-  20.01-  25.01-  30.01-  35.01-  40.01-  45.01-  50.01-  55.01-  60.01-  65.01-  70.01-  above
10.00  15.00   20.00   25.00   30.00   35.00   40.00   45.00   50.00   55.00   60.00   65.00   70.00   75.00   75.00

Stock price range            Total (1998-YTD 2000)


Deutsche Banc Alex. Brown

                             [Deutsche Bank LOGO]

                   Overview of Chaser                                   Section
                   ------------------------------------------------------------
                   Price volume analysis - cumulative percentage

                   10.00     32.3%
                   15.00     98.1%
                   20.00    100.0%
                   Stock price below 1998
                   [BAR CHART APPEARS HERE]

                   15.00      8.3%
                   20.00     16.2%
                   25.00     30.1%
                   30.00     41.6%
                   35.00     65.0%
                   40.00     84.0%
                   45.00     92.5%
                   50.00     97.3%
                   55.00    100.0%
                   Stock price below 1999
                   [BAR CHART APPEARS HERE]

                   40.00      2.6%
                   45.00      4.8%
                   50.00     10.2%
                   55.00     26.0%
                   60.00     45.5%
                   65.00     69.4%
                   70.00     81.7%
                   75.00     95.7%
                   85.00    100.0%
                   Stock price below YTD 2000(1)
              (1)  As of 4/5/2000.
                   [BAR CHART APPEARS HERE]

                   10.00      4.8%
                   15.00     19.8%
                   20.00     25.2%
                   25.00     34.1%
                   30.00     41.6%
                   35.00     56.7%
                   40.00     69.5%
                   45.00     75.5%
                   50.00     79.7%
                   55.00     84.7%
                   60.00     88.7%
                   65.00     93.7%
                   70.00     96.2%
                   75.00     99.1%
                   85.00    100.0%
                   Stock price below Total (1998-YTD 2000)
                   [BAR CHART APPEARS HERE]


Deutsche Banc Alex. Brown

              [Deutsche Bank Logo]

Overview of Chaser                                                      Section
-------------------------------------------------------------------------------

Chaser - summary of analysts' commentary

Analyst                       Price target       Rating        Comment
------------------------------------------------------------------------------------------------------------------------------------
Michael G. Bowen                 $90.00        Strong buy      [ ] "We believe the biggest risk lies in the ability to efficiently
Deutsche Banc Alex. Brown                                          manage growth (e.g., staffing and sales/systems scalability and
March 6, 2000                                                      efficiency). The biggest potential upside is for Chaser to increase customer penetration and layer on new computing and communications services (e.g., application hosting and DSL) to increase its share of customers' total spending."

Stephen J. Murphy                90.00            Buy          [ ] "We continue to believe that the main risk to the Chaser story
CIBC World Markets                                                 is price reductions in the access are (viewed increasingly by
March 3, 2000                                                      management as a complementary offering to hosting services)....
                                                                   Chaser's end-game is to successfully leverage its leading shared hosting position with small- and medium-sized businesses into higher value areas like dedicated hosting, e-commerce and
                                                                   application hosting. We believe the company is making
                                                                   significant strides in building the infrastructure and scale to do so."

Daniel J. Renouard               90.00           Market        [ ] "Price target increase is attributable to the increased
Baird                                          outperform          valuations for the two acquirers of data-services companies,
March 2, 2000                                                      NextLink and McLeod, which are both up significantly since their acquisitions were announced earlier this year.
                                                               [ ] "We believe the recent run-up in the stock is at least partly attributable to the company's acquisition potential, which could be a risk to the stock should an acquisition not
                                                                   materialize.
                                                               [ ] "We remain positive on the stock due to the company's
                                                                   attractiveness as an acquisition candidate, shifting revenue base to higher-growth value-add segments of e-commerce, web hosting and ASP infrastructure. However, we note Chaser's
                                                                   sequential growth rate of 7 percent pales in comparison to the web-hosting pure-plays such as Digex or Exodus, which are
                                                                   growing at least 35 percent sequentially."
                                                               [ ] "While we think the company is moving in the right direction, we believe the near-term upside on the stock is limited to the acquisition potential valuation until significantly higher sequential growth rates can be demonstrated."

Deutsche Banc Alex. Brown

              [Deutsche Bank Logo]

                   Valuation analysis of Chaser                         Section
                   ------------------------------------------------------------


                   Section 2

                   Valuation analysis of Chaser

Deutsche Banc Alex. Brown

              [Deutsche Bank Logo]

Valuation analysis of Chaser                                             Section
--------------------------------------------------------------------------------

Chaser valuation summary - total equity value

[BAR CHART APPEARS HERE]
($ in billions)
                                                   Market cap
                                               US$3.4 billion/(1)/

                Discounted cash flow/(2)/                                $4.8                             $6.5

     Transaction multiples; 2000 revenues                                $4.8                     $6.0

        Trading muiltiples; 2000 revenues                                       $5.1                                $7.0

         Trading multiples; 2001 revenues                              $4.6                       $6.3
                                            --------------------------------------------------------------------------------------
                                            $3.0     $3.5     $4.0     $4.5     $5.0     $5.5     $6.0     $6.5     $7.0     $7.5

                                            Total equity valuation (US$bn)

(1) Market cap at April 6, 2000.
(2) Discount rate of 13% - 17% and assumed EBITDA multiple of 13.5x assumed, as previously presented in Work I and II.

Deutsche Banc Alex. Brown
              [Deutsche Bank LOGO]

Valuation analysis of Chaser
---------------------------------------------------------------------------------------------
Chaser valuation summary - per share value
                                       Share price
                                      US$35.00/(1)/
Discounted cash flow/(2)/                            $48.79             $66.19

Transaction multiples; 2000 revenues                 $48.83         $61.70

Trading multiples; 2000 revenues                           $52.40            $72.30

Trading multiples; 2001 revenues                     $47.44             $65.00
---------------------------------------------------------------------------------------------
                                    $30.0       $40.0      $50.0     $60.0    $70.0     $80.0
                                         Per share valuation (US$)

(1)  Share price at April 6, 2000.
(2) Discount rate of 13% - 17% and assumed EBITDA multiple of 13.5x assumed, as previously presented in Work I and II.

Deutsche Banc Alex. Brown
 (Deutsche Bank Logo)

Valuation analysis of Chaser                                            Section
-------------------------------------------------------------------------------
Discounted cash flow/1/

($mm)                              2000      2001      2002      2003      2004      2005      2006      2007       2008
------------------------------------------------------------------------------------------------------------------------
EBITDA                          $  56.3   $ 114.0   $ 177.9   $ 284.0   $ 430.1   $ 626.7   $ 804.5   $ 995.4   $1,181.9
EBIT                              (99.0)    (93.9)    (76.4)    (25.4)     56.9     182.7     282.8     387.8      479.8
Less:
Cash taxes/(1)/                     0.0       0.0       0.0       0.0       0.0       0.0       7.9     139.6      172.7
Tax-effected EBIT               $ (99.0)  $ (93.9)  $ (76.4)  $ (25.4)  $  56.9   $ 182.7   $ 274.9   $ 248.2   $  307.1
Plus:
Depreciation and amortization     155.3     207.9     254.3     309.4     373.2     444.0     521.7     607.5      702.1
Unlevered cash flow                56.3     114.0     177.9     284.0     430.1     626.7     796.6     855.7    1,009.1
Minus:
Capital expenditures              (65.0)    (65.0)    (80.0)    (95.0)   (110.0)   (122.0)   (134.0)   (148.0)    (163.0)
Investment in working capital     (11.7)     20.9       0.1      41.4      57.4     (27.9)    (71.4)   (127.0)    (186.0)
Free cash flow                  $ (20.5)  $  69.8   $  98.0   $ 230.4   $ 377.5   $ 476.8   $ 591.2   $ 580.7   $  660.1

(1)  Adjusted for NOL carryover.

Sensitivity analysis - total enterprise value Sensitivity analysis - total equity value/(1)/ Sensitivity analysis - per share/(2)/
--------------------------------------------- ---------------------------------------------- -------------------------------------
                     EBITDA multiple                                EBITDA multiple                          EBITDA multiple
             --------------------------------              ---------------------------------            --------------------------
              12.0x       13.5x       15.0x                 12.0x        13.5x       15.0x               12.0x     13.5x    15.0x
13.0%        $6,090.3    $6,680.5    $7,270.6    13.0%     $5,871.1     $6,461.2    $7,051.4    13.0%    $60.14    $66.19   $72.23
14.0          5,655.7     6,200.9     6,746.0    14.0       5,436.5      5,981.6     6,526.8    14.0      55.69     61.27    66.86
15.0          5,256.3     5,760.2     6,264.2    15.0       5,037.0      5,541.0     6,044.9    15.0      51.60     56.76    61.92
16.0          4,889.0     5,355.1     5,821.3    16.0       4,669.7      5,135.9     5,602.0    16.0      47.84     52.61    57.39
17.0          4,550.8     4,982.3     5,413.9    17.0       4,331.6      4,763.1     5,194.6    17.0      44.37     48.79    53.21

(1)  Adjusted for net debt of $219.2 million.
(2)  Assumes fully diluted shares outstanding of 97.6 million shares; includes
     2.9 million warrants.
/1/ Financial data based on Deutsche Banc Alex. Brown research estimate; please refer to Appendix I.

Deutsche Banc Alex. Brown
    [Deutsche Bank Logo]


Valuation analysis of Chaser                                                                                   Section
-------------------------------------------------------------------------------------------------------------------------
Transaction multiples (sum of the parts); 2000 revenues

                                                                                                      Implied value range
                                                             Enterprise value/         Chaser         -------------------
                                                               2000E revenue      2000E revenue/(1)/     Low       High
-------------------------------------------------------------------------------------------------------------------------
Dial-up service
MindSpring Enterprises/Netcom dial-up bus.(from ICG)                1.1x
ICG/NETCOM                                                          1.0x
WorldCom/Compuserve                                                 1.0x
                                                             -----------------
  Range                                                         0.9 - 1.2x             $ 31.2         $   28.1   $   37.5

Dedicated line
NEXTLINK Communications/Concentric/(1)/                            10.9x
McLeodUSA/Splitrock Services/(1)/                                  11.2x
MFS Communications/UUNET Technologies                               9.8x
                                                             -----------------
  Range                                                         9.5 - 11.5x            $141.1         $1,340.5   $1,622.7

Web hosting and co-location
Metromedia Fiber Network/AboveNet                                  16.9x
Verio/Best Internet Comm.(d/b/a Hiway Technologies)                 N.A
Intermedia Communications/DIGEX                                     1.2x
                                                             -----------------
  Range                                                        15.0 - 19.0x            $241.2         $3,617.5   $4,582.1

                                                                              Implied Chaser
                                                                              enterprise value        $4,986.0   $6,242.3

                                                                              Less: net debt            (219.2)    (219.2)

                                                                              Implied Chaser equity
                                                                              value                    4,766.8    6,023.0

                                                                              Implied Chaser price
                                                                              per share/(1)/          $  48.83   $  61.70

(1)  Deutsche Banc Alex. Brown research estimates.
(2) Assumes fully diluted shares outstanding: 97.6 million shares; includes 2.9 million warrants.

Deutsche Banc Alex. Brown

                     [LOGO OF DEUTSCHE BANK APPEARS HERE]

Valuation analysis of Chaser                                             Section
--------------------------------------------------------------------------------
Trading multiples (sum of the parts); 2000 revenues

                                                                                                              Implied value range
                                                    Enterprise value/                Chaser                   -------------------
                                                      2000E revenue             2000E revenue/(1)/               Low        High
---------------------------------------------------------------------------------------------------------------------------------
Dial-up service
Earthlink Network                                        1.5x
OneMain.com                                              1.2x
Prodigy Communications                                   3.0x
                                                  -------------------
 Range                                                 1.5 - 2.5x                $ 31.2                         $   46.9   $   78.1

Dedicated line
Concentric Network/(2)/                                 10.3x
PSINet                                                   4.8x
                                                   -------------------
 Range                                                 5.0 - 10.0x               $141.1                         $  705.5   $1,411.0

Web hosting and co-locations
Digital Island/(3)/                                     42.8x
Exodus Communications                                   34.1x
Globix                                                  31.1x
Interliant                                              11.9x
                                                   -------------------
 Range                                                19.0 - 24.0x               $241.2                         $4,582.1   $5,788.0

                                                                        Implied Chaser enterprise value         $5,334.5   $7,277.1

                                                                        Less: net debt                            (219.2)    (219.2)

                                                                        Implied Chaser equity value              5,115.3    7,057.8

                                                                        Implied Chaser price per                $  52.40   $  72.30
                                                                        share/(4)/

(1)  Deutsche Banc Alex. Brown Equity research estimates.
(2)  Multiple has been distorted by recent merger activity.
(3)  Digital Island has been treated as an outlier and is considered less comparable.
(4)  Assumes fully diluted shares outstanding:  97.6 million shares; includes 2.9 million warrants.

Deutsche Banc Alex. Brown
  [Deutsche Bank Logo]

Valuation analysis of Chaser                                             Section
--------------------------------------------------------------------------------

Trading multiples (sum of the parts); 2001 revenues

                                                                                         Implied value range
                                    Enterprise value/           Chaser                  ----------------------
                                      2001E revenue       2001E revenue/(1)/               Low            High
--------------------------------------------------------------------------------------------------------------
Dial-up service
Earthlink Network                         N.A
OneMain.com                               0.9x
Prodigy Communications                    2.4x
                                   ------------------
  Range                               1.0x - 2.5x               $ 57.1                  $    57.1    $  142.75

Dedicated line
aoncentric Network/(2)/                   6.7x
PSINet                                    3.6x
                                   ------------------
  Range                                4.0 - 7.0x               $215.0                  $  860.13    $1,505.23

Web hosting and co-location
Digital Island/(3)/                      21.6x
Exodus Communications                    18.0x
Globix                                   16.5x
Interliant                                6.7x
                                   ------------------
  Range                               12.0 - 15.0x             $327.7                   $3,932.39    $4,915.49

                                                   Implied Chaser enterprise value      $ 4,849.6    $ 6,563.5

                                                   Less: net debt                          (219.2)      (219.2)

                                                   Implied Chaser equity value          $ 4,630.4    $ 6,344.2

                                                   Implied Chaser price per share/(4)/  $   47.44    $   65.00

(1)  Deutsche Banc Alex. Brown Equity research estimates.
(2)  Multiple has been distorted by recent merger activity.
(3) Digital Island has been treated as an outlier and is considered less comparable.
(4)  Assumes fully diluted shares outstanding:  97.6 million shares; includes
     2.9 million warrants.


Deutsche Banc Alex. Brown

                          Deutsche Bank [LOGO]

Selected precedent transactions comparable in the Internet data services industry

                                                                            Target premium/      Acquiror market
                                                       Transaction value     announcement            response      Enterprise value/
                                                       ------------------  ------------------  ------------------- -----------------
                                                                                 - 30 trading
Date/                                                                                days            + 20 trading
announced   Acquiror/target                            Equity  Enterprise  - 1 day  average   + 1 day     days     Ff. rev.   G PP&E
------------------------------------------------------------------------------------------------------------------------------------
Dedicated
01/10/00    Nextlink Communications/Concentric         2,824.1   2,891.1     50.0%    55.9%     (9.6%)     21.3%     10.9x     25.1x
01/07/00    McLeodUSA/Splitrock Services               1,733.3   2,100.0     27.1     44.6      10.3       35.3      11.2      17.0
04/30/96    MFS Communications/UUNET Technologies      2,029.7   2,009.1     27.6     84.8       6.7        0.2       9.8      21.5

                                              Median                         27.6%    57.7%      6.7%      21.3%     10.9x     21.5x

Dial-up
01/06/99    Mind Spring Enterprises/Netcom dial-up
             bus. (from ICG)                             245.0     245.0      NA       NA       32.2%      47.8%      1.1x      3.1x
10/13/97    ICG/NETCOM                                   266.7     206.3      NA       NA       (7.2)     (11.4)      1.0       1.7
09/08/97    WorldCom/Compuserve                        1,326.1   1,192.3     (5.2%)    6.8%     13.3       18.2       1.0       1.7

                                              Median                         (5.2%)    6.8%     13.3%      18.2%      1.0x      1.7x

Hosting
06/23/99    Metromedia Fiber Network/AboveNet          1,550.0   1,357.5     35.9%    50.0%    (13.2%)    (16.0%)    16.9x     50.8x
07/28/98    Verio/Best Internet Comm. (d/b/a Hiway
             Technologies)                               353.0     354.3      NA       NA       (0.4)      (4.7)      NA       27.0
06/05/97    Intermedia Communications/Digex              177.5     154.5      NA       NA        6.5       16.6       1.2       7.0

                                              Median                         35.9%    50.0%     (0.4%)     (4.7%)     9.1x     27.0x

Other
12/08/98    AT&T/IBM Global Network                    5,000.0   5,000.0      NA       NA        9.6%      22.8%      2.2x      0.9x
09/14/98    Qwest/Icon CMT Corp.                         185.0     166.6     65.5%    15.1%      4.1       10.2       NA        9.4
05/28/98    Cable & Wireless/MCI (Internet network
             only)/(1)/                                1,750.0   1,750.0      NA       NA        0.7        5.9       6.8      17.5
05/06/97    GTE Corporation/BBN                          634.3     681.8     28.2     59.6      (5.4)      (2.2)      2.1       5.3

                                              Median                         46.8%    37.3%      2.4%       8.1%      2.2x      7.3x

(1) Revenue multiple shown is based on LTM due to the unavailability of projections, and Gross PP&E multiple is estimated based on total asset value.

The Internet landscape - market valuation of selected public companies



                                                                            Total
                                        Stock price                       enterprise                                    Total
Company/ticker                          04/06/2000       Market value      value/(1)/  Book value    Debt/equity    subscribers/(2)/
                                                            ($mm)            ($mm)        ($mm)
-----------------------------------------------------------------------------------------------------------------------------------
Business ISPs
 Concentric Network/(2)(3)/               $50.77          $  2,757.1     $  2,843.9    $  103.5          1.9x           110,000
   CNCX
 PSINet/(4)/                               30.50             4,621.2        5,059.0     1,500.5          2.2          1,200,000
   PSIX
 Chaser                                    35.00             3,416.7        3,635.9       533.1          2.1            364,000
   VRIO
Consumer ISPs
 America Online/(5)/                      $65.00          $171,638.5     $170,166.5    $6,251.0          0.3x        21,000,000
   AOL
 Earthlink, Inc/(8)(9)/                    17.31             2,113.0        1,615.6       758.5          0.2          3,100,000
   ELNKD
 OneMain.com, Inc.                          8.88               211.3          176.5       310.9          0.0            701,000
   ONEM
 Internet America/(6)/                      7.44                74.7           73.8        37.7          0.0            147,000
   GEEK
 Prodigy Communications Corp./(7)/         13.00               850.3          926.4       165.1          0.7          1,502,000
   PRGY

Note: Shares outstanding calculated on a treasury stock basis.
(1) Adjusted Market Value represents Market Value plus Total Debt less Balance Sheet Cash.
(2)  Not pro forma for merger closed October 18th.
(3)  Not pro forma for merger announced January 10th.
(4)  Pro forma for acquisition of TNI and other acquisitions.
(5)  Not pro forma for merger announced January 10th.
(6)  Not pro forma for merger announced September 13th.
(7)  Not pro forma for merger closed October 5th.
(8) Financials updated for press release of revenue, EBITDA, and shares outstanding.
(9) Revenue estimates based on combined estimates of pre-merger Earthlink and MindSpring.


Deutsche Banc Alex. Brown

The Internet landscape - market valuation of selected comparable public companies

($ in millions, except Adj. Mkt. Cap, Subscriber and EPS)


                                        Revenues                   EBITDA
                              ----------------------------    ----------------
Company/ticker                  1999      2000      2001       1999     2000
------------------------------------------------------------------------------
Business ISPs
 Concentric Network/(2)/      $  148.4  $  275.1  $  427.2    $(35.6)  $(13.7)
   CNCX
 PSINet/(3)/                     548.8   1,044.4   1,403.3     (22.6)   113.8
   PSIX
 Chaser/(6)/                     258.3     413.5     599.8      (8.6)    56.3
   VRIO
Consumer ISPs
 America Online/(4)/          $5,585.0  $7,217.2  $8,662.9    $939.4       NA
   AOL
 Earthlink, Inc/(5)/             668.8   1,106.0        NA     (12.2)  $ 89.9
   ELNKD
 OneMain.com, Inc.                99.7     146.7     200.3     (10.3)   (13.3)
   ONEM
 Internet America                 24.5      30.8      38.0       0.5      N.A
   GEEK
 Prodigy Communications Corp.    185.0     312.0     380.0     (49.0)     7.8
   PRGY

                                                    Total enterprise value/
                                ------------------------------------------------------------
                                         Revenue                  EBITDA
                                ---------------------------------------------------
                                1999      2000      2001      1999      2000       Subscribe
                                ------------------------------------------------------------
Business ISPs
 Concentric Network/(2)/         19.2x     10.3x      6.7x       NM       NM       $25,853
   CNCX
 PSINet/(3)/                      9.2       4.8       3.6        NM     44.5x        4,216
   PSIX
 Chaser/(6)/                     14.1       8.8       6.1        NM     64.6         9,989
   VRIO
Consumer ISPs
 America Online/(4)/             30.5x     23.6x     19.6x    181.1x      NA       $ 8,103
   AOL
 Earthlink, Inc/(5)/              2.4       1.5        NA        NM     18.0x          521
   ELNKD
 OneMain.com, Inc.                1.8       1.2       0.9        NM       NM           252
   ONEM
 Internet America                 3.0       2.4       1.9     145.6       NA           502
   GEEK
 Prodigy Communications Corp.     5.0       3.0       2.4        NM    118.2           617
   PRGY
                                                  Business ISPs
                      --------------------------------------------------------------------
                      Mean:      14.2x      8.0x      5.4x       NM     54.6x      $13,353
                      Median:    14.1       8.8       6.1        NM     54.6         9,989

                                                Consumer ISPs (excludes AOL)
                      --------------------------------------------------------------------
                      Mean:       3.1x      2.0x      1.8x    145.6x    68.1x      $   473
                      Median:     2.7       1.9       1.9     145.6     68.1           511

                                       All ISPs (excludes AOL)
                      --------------------------------------------------------------------
                      Mean:       7.8x      4.6x      3.6x    145.6x    61.3x      $ 5,993
                      Median:     5.0       3.0       3.0     145.6     54.6           617

(1) Adjusted Market Value represents Market Value plus Total Debt less Balance Sheet Cash.
(2)  Not pro forma for merger announced January 10th.
(3)  Pro forma for acquisition of TNI and other acquisitions.
(4)  Not pro forma for merger announced January 10th.
(5) Revenue estimates based on combined estimates of pre-merger Earthlink and MindSpring.
(6)  Source:  Deutsche Banc Alex. Brown research analyst estimates.

Deutsche Banc Alex. Brown

Valuation analysis of Chaser
--------------------------------------------------------------------------------

Web hosting - market valuation of selected public companies

                                               Total
Company/ticker     Stock price    Market     enterprise    Book
                   04/06/2000     value       value/(1)/   value    Debt/equity
                                  ($mm)         ($mm)      ($mm)
--------------------------------------------------------------------------------
Data Return          $ 36.63    $ 1,547.3     $ 1,461.3   $   96.0        0.1x
   DRTN

Digex, Inc.            99.00      2,786.7       2,718.2      312.5        0.1
   DIGX

Digital Island         41.31      2,828.7       2,805.1    1,029.7        0.0
   ISLD

Globix                 32.06      1,378.4       1,452.2       86.2        2.8
   GBIX

Interliant             25.69      1,266.0       1,238.5      137.6        0.0
   INIT

Navisite               63.69      3,578.4       3,543.0       81.7        0.0
   NAVI

Usinternetworking      32.75      2,220.9       2,289.9      102.5        1.8
   USIX

Chaser                 35.00      3,416.7       3,635.9      533.1        2.1
   VRIO

Exodus Communications 139.69     25,060.2      25,666.9       17.6       92.1
   EXDS

(1)  Total enterprise value equals equity value plus debt less cash.

Deutsche Banc Alex. Brown

Web hosting - market valuation of selected comparable public companies

($mm)                                                                                             Total enterprise value/
                                                                                      ----------------------------------------------
                                                     Revenues/(1)/                                        Revenue
                                 ---------------------------------------------------  ----------------------------------------------
Company/ticker                         1999            2000              2001             1999              2000             2001
------------------------------------------------------------------------------------------------------------------------------------
Data Return                            $ 7.1          $ 24.2            $ 64.8            205.6x            60.5x            22.5x
  DRTN
Digex, Inc.                             59.8           138.3             270.4             45.5             19.7             10.1
  DIGX
Digital Island                          21.2            65.5             130.1            132.6             42.8             21.6
  ISLD
Globix                                  28.4            46.7              87.9             51.1             31.1             16.5
  GBIX
Interliant                              47.1           103.8             185.1             26.3             11.9              6.7
  INIT
Navisite                                17.8            49.5             139.7            199.0             71.6             25.4
  NAVI
Usinternetworking                       35.5           101.0             206.0             64.5             22.7             11.1
  USIX
Chaser/(2)/                            258.3           413.5             599.8             14.1              8.8              6.1
  VRIO
Exodus Communications                  242.2           752.9           1,427.3            106.0             34.1             18.0
  EXDS
                                                                   Min:                    14.1x             8.8x             6.1x
                                                                   Mean:                   93.8             33.7             15.3
                                                                   Median:                 64.5             31.1             16.5
                                                                   Max:                   205.6             71.6             25.4

(1) Estimate Sources: Data Return: CIBC; Digex: Ferris Baker Watts; Digital
    Island: Pacific Crest; Globix: ING Barings; Interliant: CW Unterberg.
(2) Source: Deutsche Banc Alex. Brown research analyst estimates.

Section 3


Premium analysis

Premium analysis                                                         Section
--------------------------------------------------------------------------------

Analysis of acquisition price range




($mm, except per share values)                                      Price per share
                                                      ------------------------------------------
                                                          $60        $65        $70        $75
------------------------------------------------------------------------------------------------
Premium over:
  Stock price (4/6/00)                        $35.00      71.4%      85.7%     100.0%     114.3%
  1 week average prior                         38.79      54.7       67.6       80.5       93.3
  1 month average prior                        49.94      20.1       30.2       40.2       50.2

  x Fully diluted shares outstanding (mm)                100.4      100.7      101.0      101.2
    Equity value                                      $6,024.6   $6,546.2   $7,067.8   $7,589.4

  + Debt, minority interest                            1,103.1    1,103.1    1,103.1    1,103.1
  - Cash                                                (883.8)    (883.8)    (883.8)    (883.8)
    Enterprise value                                  $6,243.9   $6,765.5   $7,287.0   $7,808.6

Enterprise value as a multiple of:
  2000E revenues                              $413.5      15.1x      16.4x      17.6x      18.9x
  2001E revenues                               599.8      10.4       11.3       12.1       13.0

Deutsche Banc Alex. Brown

Premium analysis                                                         Section
--------------------------------------------------------------------------------

Transaction premium analysis (values $2 - $10 billion) - US targets only

                                                  Premium
-------------------------------------------------------------------------------------------------------------
                                   Number           1 day prior               5 trading days average prior
                                    of     ------------------------------  ----------------------------------
                                   deals    High    Low    Median   Mean    High     Low     Median    Mean
Last year
Hi-Tech/Telecom - Stock              19     55.3%    0.9%   29.9%   30.1%   166.9%    4.9%    39.9%    39.0%
Hi-Tech/Telecom - Cash                4    196.2     8.8    35.6    53.6     63.6    24.8     44.2     64.8

Last 2 years
Hi-Tech/Telecom - Stock              28     81.6%   (4.2%)  26.9%   31.1%   166.9%    2.0%    36.9%    40.0%
Hi-Tech/Telecom - Cash                8    196.2     8.8    27.5    47.5    131.7    20.0     38.8     57.9

Last 5 years
Hi-Tech/Telecom - Stock              37     81.6%   (4.2%)  27.6%   30.5%   166.9%    2.0%    36.5%    37.9%
Hi-Tech/Telecom - Cash               12    196.2     4.8    27.5    43.0    131.7     3.1     38.8     52.0

                               Premium
------------------------------------------------------------------------
                                       30 trading days average prior
                                  --------------------------------------
                                      High      Low   Median    Mean
Last year
Hi-Tech/Telecom - Stock
Hi-Tech/Telecom - Cash               229.4%    7.2%    53.9%    53.4%
                                      79.6    27.1     70.1     66.0
Last 2 years
Hi-Tech/Telecom - Stock
Hi-Tech/Telecom - Cash               229.4%    7.2%    54.3%    62.5%
                                     135.5    19.0     55.3     60.6
Last 5 years
Hi-Tech/Telecom - Stock
Hi-Tech/Telecom - Cash               229.4%    5.2%    53.2%    58.0%
                                     135.5     9.4     55.3     55.7


Note: Premiums comprised of US targets only in the high-tech/telecommunications industry with transaction values between $2.0 and $10.0 billion.

Deutsche Banc Alex. Brown

                                 Deutsche Bank [LOGO]

Historical exchange ratio between Chaser and Aspire/1/


Current              0.48x
1 week average       0.55
30 day average       0.60
90 day average       0.73
6 month average      0.78


Aspire's original proposed exchange ratio = 0.802

                   Daily: December 31, 1998 - April 6, 2000

It is understood that Aspire may have submitted a revised proposal. The terms of this new proposal are not known




/1/ Exchange ratio defined as Chaser share price over Aspire share price.



Deutsche Banc Alex. Brown

Premium analysis of Aspire's bid

                                                   Premium of US$ value of impled            Premium of assumed exchange ratio to
                                                     offer price to Chaser price                  historical exchange ratio
                                              ------------------------------------------    ----------------------------------------
 Exchange    Implied offer    Chaser TEV at   Close 1 day   1 week prior   1 month prior    Close 1 day  1 week prior  1 month prior
  ratio       price/(1)/      offering price  prior/(2)/    average/(3)/   average/(4)/     prior/(5)/   average/(6)/   average/(7)/
                                  ($bn)
------------------------------------------------------------------------------------------------------------------------------------
  0.802         $58.09            $5.9          66.0%/(2)/    49.8%/(3)/      16.3%/(4)/        66.0%        46.5%          34.4%

  0.900          65.19             6.6          86.3          68.1            30.5              86.3         64.4           50.8

  1.000          72.44             7.3         107.0          86.7            45.0             107.0         82.6           67.6

(1) Based on Aspire's closing price on 4/6/00 of $72.44.
(2) Based on Chaser's closing price on 4/6/00 of $35.00.
(3) Based on Chaser's average closing price for the 1 week prior of $38.79.
(4) Based on Chaser's average closing price for the 1 month prior of $49.94.
(5) Based on 1 day prior exchange ratio of 0.48.
(6) Based on 1 week average prior exchange ratio of 0.55.
(7) Based on 1 month average prior exchange ratio of 0.60.

Section 4


Transaction strategic benefits

Transaction strategic benefits



We believe the acquisition of Chaser could provide Himawari with certain strategic benefits


 . Immediately provides Himawari a significant presence/critical mass in North
  America

 . Enables Himawari to become a major Internet data services provider in the US

 . Gains control of a high quality network infrastructure that could be integrated into Himawari's global network

 . Provides Himawari a solid platform for future global expansion

 . Satisfies existing domestic multi-national customers' data services needs and creates cross-selling opportunities

 . Inherits Chaser's extensive client list and strong relationships with other major telecommunications and technology alliances

 . Provides an opportunity to demonstrate Himawari's execution of a global strategy to the investment community thereby further enhancing Himawari's status as a key global player

Appendix I


Financial projections of Chaser

Financial projections of Chaser                                         Appendix
--------------------------------------------------------------------------------

Financial projections/1/

($mm)                                2000E     2001E     2002E      2003E      2004E      2005E      2006E      2007E     2008E
---------------------------------------------------------------------------------------------------------------------------------
Revenue                             $ 413.5   $ 599.8   $ 808.6   $1,092.5   $1,483.1   $1,958.4   $2,514.1   $3,110.5   $3,693.3
Cost of sales                         118.6     168.0     226.4      305.9      415.3      548.3      703.9      870.9    1,034.1

  Gross profit                        294.9     431.9     582.2      786.6    1,067.8    1,410.0    1,810.1    2,239.6    2,659.2

Operations expense                    238.7     317.9     404.3      502.5      637.7      783.4    1,005.6    1,244.2    1,477.3

  EBITDA                               56.3     114.0     177.9      284.0      430.1      626.7      804.5      995.4    1,181.9

Depreciation and amortization         155.3     207.9     254.3      309.4      373.2      444.0      521.7      607.5      702.1

  EBIT                                (99.0)    (93.9)    (76.4)     (25.4)      56.9      182.7      282.8      387.8      479.8

Net interest expense                  (98.0)   (100.7)   (102.3)    (102.6)     (94.2)     (76.7)     (51.6)     (17.4)      25.7

  Pre-tax income                     (197.0)   (194.6)   (178.8)    (128.0)     (37.3)     106.0      231.2      370.4      505.5

Income tax benefit/(expense)            0.0       0.0       0.0        0.0        0.0       40.3       87.9      140.8      192.1

  Net income                         (197.0)   (194.6)   (178.8)    (128.0)     (37.3)     146.3      319.1      511.2      697.6


/1/ Source: Deutsche Banc Alex. Brown published research estimates.

Deutsche Banc Alex. Brown

Financial projections of Chaser                                         Appendix
--------------------------------------------------------------------------------

Revenue breakdown/1/

 Set forth below is a
   published research        $261  $414  $600  $809  $1,092  $1,483        CAGR
analyst projection of        $ 26  $ 31  $ 57  $ 75  $   97  $  120
  segment revenue for        $ 95  $141  $215  $287  $  358  $  469   Total:  41.5%
  Chaser. Further due        $140  $241  $328  $446  $  638  $  895           35.9%
     diligence may be                                                         37.5%
          appropriate        1999  2000  2001  2002   2003     2004           44.9%






                          Hosting  Dedicated  Dial-up


/1/ Source: Deutsche Banc Alex. Brown published research estimates. Deutsche Banc Alex. Brown
                           Deutsche Bank [LOGO]

WACC analysis                                                        Appendix II
--------------------------------------------------------------------------------






Appendix II



WACC analysis






Deutsche Banc Alex. Brown

                           Deutsche Bank [LOGO]

Weighted average cost of capital (WACC)/1/


($mm)
                     Current levered                Market value     Debt/market      Cost      Unlevered
Company                 beta/(1)/          TEV        of equity        capital    of debt/(2)/     beta       WACC
-------------------------------------------------------------------------------------------------------------------
Chaser                     0.90         $3,635.9      $3,416.7           6.3%         11.0%        0.87       12.8%

(1) Historical Barra Beta, 3/31/00.
(2) Estimated average cost of debt.

      Capital structure               Cost of equity             Cost of debt
------------------------------  ------------------------  ------------------------  Wtd-avg
  Debt/market     Debt/market     Relevered     Cost of                             cost of
    capital         equity        Beta/(1)/     equity     Before tax   After tax   capital
-------------------------------------------------------------------------------------------
       0%              0%           0.87         13.3%        10.5%        6.7%       13.3%
        5              5            0.89         13.6         11.0         7.0        13.2
       10             11            0.93         13.8         11.5         7.4        13.2
       15             18            0.96         14.1         12.0         7.7        13.2
       20             25            1.00         14.5         12.5         8.0        13.2
       25             33            1.05         14.9         13.0         8.3        13.2
       30             43            1.10         15.3         13.5         8.6        13.3

(1) Relevered Beta = Unlevered Beta* (1+ (Net debt/market equity)*(1-tax rate)).

                                  Assumptions
--------------------------------------------------------------------------------
Marginal tax rate      Risk free rate of return/(1)/    Market risk premium/(2)/
     36.00%                       5.97%                          8.50%

(1) 30 year US Treasury as of 3/31/00.
(2) Market risk premium is calculated as the arithmetic difference between the long-term rate of return on common stocks from 1926-1997 and the return on long-term government bonds, calculated annually. Plus 0.5 percent of size adjustments. Source: Ibbotson.


/1/ Based on the Weighted Average Cost of Capital and the Capital Asset Pricing
    Models.

($mm)
                                      Current levered    Market value   Debt/market     Debt/market     Unlevered
Company                                   Beta/(1)/       of equity     capital/(2)/    capital/(2)/    Beta/(3)/  WACC/(4)/
-----------------------------------------------------------------------------------------------------------------------------
Concentric Network                          2.38           $ 2,844        $ 2,757            3.1%         2.33       25.6%
PSINet                                      1.54             5,059          4,621            8.7          1.45       18.2
Earthlink/(5)/                              2.46             1,616          2,113          (30.8)         2.89       30.4
OneMain.com                                 0.58               177            211          (19.7)         0.65       11.1
Internet America                            1.48                74             75           (1.3)         1.50       18.7
Prodigy Communications                        NM               926            850            8.2            NM         NM

        Median                              1.54           $ 1,271        $ 1,482            0.9%         1.50       18.7%

Data Return                                   NA             1,461          1,547           (5.9%)          NA         NA
Digex                                         NA             2,718          2,787           (2.5)           NA         NA
Digital Island                                NA             2,805          2,829           (0.8)           NA         NA
Globix                                      1.26             1,452          1,378            5.1          1.22       15.7%
Interliant                                    NA             1,239          1,266           (2.2)           NA         NA
Navisite                                      NA             3,543          3,578           (1.0)           NA         NA
Usinternetworking                             NA             2,290          2,221            3.0            NA         NA
Exodus Communications                       2.82            25,667         25,060            2.4          2.77       28.0%

        Median                              2.04           $ 2,504        $ 2,504           (0.9%)        2.00       21.8%

(1)  Source:  Barra Historical Betas.
(2)  Assumes book value of debt approximates market value.
(3)  Unlevered Beta = Levered Beta/(1+(Net debt/market equity)*(1-tax rate)).
(4)  Based on individual companies' current capital structure.
(5)  Not pro forma for the MindSpring acquisition.

Appendix III


Exit EBITDA multiple analysis

Exit EBITDA multiple analysis

($mm)                                                                              L-T EBTIDA         (TEV/EBITDA multiple)/
                              TEV/(1)/       EBITDA (LTM)        TEV/EBITDA        growth rate      (EBITDA growth rate) ratio
                                                                    (A)                (B)                    (A)/(B)
------------------------------------------------------------------------------------------------------------------------------
AT&T                         201,806            19,804             10.2x              14.5%                    0.703
MCI                          144,988            12,242             11.8               15.0                     0.789
Sprint                        70,339             5,604             12.6               15.0                     0.837
Bell Atlantic                121,261            19,937              6.1               11.7                     0.520
SBC Communications           178,788            20,234              8.8               10.6                     0.833

                                                                                         Average               0.736

Average EBITDA multiple/EBITDA growth rate  X     Chaser terminal EBITDA growth rate/(2)/   =   Estimated exit EBITDA multiple
                  0.736                     X                      18.7%                    =               13.8x

(1) As of 4/5/2000.
(2) 2007E-2008E EBITDA Growth rate based on Deutsche Banc Alex. Brown research analyst estimates.

Exit EBITDA multiple analysis                                           Appendix
--------------------------------------------------------------------------------
Exit EBITDA multiple analysis (continued)

[ ] The multiples at which companies are valued are related to the growth prospects of the company being evaluated

    - an earnings stream that is growing quickly is more valuable than an earnings stream that is growing slowly

    - accordingly, if two companies with the same EBITDA in the current year have different growth prospects, the company with higher growth will have higher intrinsic present value and will be more highly valued by investors

    - as a result, higher growth companies will trade at higher multiples than lower growth companies

[ ] Research analysts have observed the relationship between EBITDA multiples for mature large capitalization telecom companies and found that the ratios of EBITDA multiple to growth rate are currently approximately 0.6x - 0.8x

    - for example, a company with a 20 percent expected EBITDA growth rate would be expected to trade at EBITDA multiples of 0.6x x 20 = 12x to 0.8x x 20 = 16x

[ ] Extrapolating this observed relationship to companies such as Chaser after they have matured for eight years suggests that an appropriate EBITDA exit multiple could be inferred by assuming that the company would trade at approximately 0.6x - 0.8x its EBITDA growth rate in those later years

Duetsche Banc Alex. Brown

         [Deutsche Bank LOGO]

Premium analysis detail                                                 Appendix
--------------------------------------------------------------------------------


Appendix IV

Premium analysis detail

Deutsche Banc Alex. Brown

              [Deutsche Bank LOGO]

Premium analysis detail                                                 Appendix
--------------------------------------------------------------------------------

Deals used in premium analysis of cash transactions

                                                                               Proposed    Premium     Premium        Premium
                                                                              acquisition   1 day    to 5 trading  to 30 trading
                                                                    Total        price     prior to  day average    day average
Date                                                              enterprise      per        ann.      trading        trading
announced   Target name             Acquiror name                   value        share       date       price          price
                                                                    ($mm)
--------------------------------------------------------------------------------------------------------------------------------
06/05/1995  Lotus Development Corp  IBM Corp                       $2,959.9     $64.00       96.9%       72.8%          90.4%
01/08/1996  Loral Corp              Lockheed Martin Corp            8,322.8      38.00        4.8         3.1            9.4
04/22/1996  StrataCom Inc           Cisco Systems Inc               4,728.1      57.50       48.4        42.2           61.4
01/26/1998  Digital Equipment Corp  Compaq Computer Corp            8,620.0      60.00       32.1        29.5           53.2
07/20/1998  General Signal Corp     SPX Corp                        2,309.4      45.00       19.6        20.0           19.0
02/22/1999  Sundstrand Corp         United Technologies Corp        4,309.2      70.00       20.7        23.6           39.8
03/01/1999  Reltec Corp             GEC PLC                         2,102.4      29.50       35.6        26.0           33.9
03/29/1999  PLATINUM Technology Inc Computer Associates Intl Inc    3,505.0      29.25      196.2       131.7          135.5
04/26/1999  FORE Systems Inc        GEC PLC                         3,991.7      35.00       70.2        35.3           68.6
05/19/1999  Raychem Corp            Tyco International Ltd          3,522.0      39.29       26.2        24.8           45.1
06/23/1999  Omnipoint Corp          VoiceStream Wireless Corp       4,476.9      32.23       55.3        63.6           79.6
03/29/2000  IMS Health              TriZetto Group Inc              8,476.8      27.03       25.0        26.5           27.1

Deutsche Banc Alex. Brown
              [Deutsche Bank LOGO]

Premium analysis detail                                                 Appendix
--------------------------------------------------------------------------------
Deals used in premium analysis of stock transactions

                                                                                  Proposed    Premium   Premium       Premium
                                                                                 acquisition  1 day   to 5 trading to 30 trading
                                                                         Total      price    prior to day average   day average
Date                                                                   enterprise    per       ann.     trading       trading
announced  Target name                   Acquiror name                   value      share      date      price         price
                                                                         ($mm)
--------------------------------------------------------------------------------------------------------------------------------
06/13/1995 First Financial Management    First Data Corp                $6,155.6   $ 90.20    17.5%      16.6%         22.4%
04/22/1996 StrataCom Inc                 Cisco Systems Inc               4,728.1     57.50    48.4       42.2          61.4
04/30/1996 UUNet Technologies Inc        MFS Communications Co Inc       2,037.0     61.56    27.6       28.7          79.1
02/26/1997 US Robotics Corp              3Com Corp                       6,596.6     68.50    11.4       14.6           5.2
06/23/1997 Tandem Computers Inc          Compaq Computer Corp            2,873.9     22.40    49.3       38.9          53.5
01/05/1998 Southern New England Telecomm SBC Communications Inc          5,806.8     65.83    32.6       27.4          38.8
01/26/1998 Digital Equipment Corp        Compaq Computer Corp            8,620.0     60.00    32.1       29.5          53.2
03/09/1998 LCI International Inc         Qwest Communications Corp       4,808.2     42.00    22.2       20.6          39.8
03/16/1998 360 Communications Co         ALLTEL Corp                     6,021.4     33.90    15.4       10.2          32.8
06/04/1998 DSC Communications Corp       Alcatel Alsthom CGE             5,084.9     35.76    81.6       78.6          97.6
06/15/1998 Excel Communications Inc      Teleglobe Inc                   6,899.5     45.69    85.3       80.1          95.6
06/15/1998 Bay Networks Inc              Nortel Networks Corp            9,009.0     38.21    35.0       28.3          40.7
07/20/1998 General Signal Corp           SPX Corp                        2,309.4     45.00    19.6       20.0          19.0
11/24/1998 Netscape Communications Corp  America Online Inc              4,095.8     40.16   120.8        2.0          49.6
01/19/1999 Excite Inc                    At Home Corp                    6,038.2    106.28    57.5       37.3          90.4
01/27/1999 GeoCities                     Yahoo! Inc                      4,580.4    118.86    67.4       80.1         139.7
02/22/1999 Sundstrand Corp               United Technologies Corp        4,309.2     70.00    20.7       23.6          39.8
04/01/1999 Broadcast.Com Inc             Yahoo! Inc                      4,796.0    130.02    53.0       10.8          36.5
05/19/1999 Raychem Corp                  Tyco International Ltd          3,522.0     39.29    26.2       24.8          45.1
06/01/1999 Associated Group Inc          Liberty Media Group(AT&T Corp)  1,694.1     67.47     3.8        5.6           7.2

Deutsche Banc Alex. Brown
                       [LOGO]

                                                                                    Proposed    Premium    Premium        Premium
                                                                                   acquisition   1 day   to 5 trading  to 30 trading
                                                                          Total       price     prior to  day average   day average
Date                                                                    enterprise     per        ann.      trading       trading
announced    Target name                      Acquiror name               value       share       date       price         price
                                                                          ($mm)
------------------------------------------------------------------------------------------------------------------------------------
06/23/1999   Omnipoint Corp                  VoiceStream Wireless Corp   $4,476.9    $ 32.23      55.3%       63.6%         79.6%
07/21/1999   IXC Communications Inc          Cincinnati Bell Inc          3,444.4      49.43      36.3        30.3          28.5
08/10/1999   International Network Services  Lucent Technologies Inc      3,289.8      53.91      13.6        16.3          24.2
09/23/1999   EarthLink Network Inc           MindSpring Enterprises Inc   1,993.5      53.09      22.1        87.9          83.3
10/04/1999   TV Guide Inc                    Gemstar International Group  9,532.8      54.97      32.4       166.9         229.4
11/04/1999   Optical Coating Laboratory Inc  JDS Uniphase Corp            2,693.2     177.65      49.0        41.8          78.3
12/13/1999   USWeb/CKS                       Whittman-Hart Inc            7,217.0      68.55      34.7        38.1          62.2
01/10/2000   Concentric Network Corp         NextLink Communications Inc  2,358.8      45.00      50.0        43.4          55.9
02/07/2000   InterVU Inc                     Akamai Technologies Inc      2,360.8     139.99      19.7        30.9          43.5
02/07/2000   Ortel Corp                      Lucent Technologies Inc      2,787.8     178.70       0.9         9.7          41.1
02/07/2000   Silknet Software Inc            Kana Communications Inc      3,976.2     214.87      55.1        46.3          46.2
02/15/2000   Teleglobe Inc                   Bell Canada Enterprises Inc  9,719.8      33.22       3.2         4.9          20.1
02/22/2000   IPC Communications Inc          Global Crossing Ltd          3,044.0     283.71      47.7        81.7         181.1
02/23/2000   Newbridge Networks Corp         Alcatel SA                   6,594.5      38.98      16.0        15.1          29.7
03/13/2000   Aspect Development Inc          i2 Technologies Inc          4,637.1     114.40      35.0        35.2          88.0
03/15/2000   LHS Group Inc                   Sema Group PLC               4,244.5      69.51      75.4        57.9          71.3
03/27/2000   Spyglass Inc                    OpenTV Corp(MIH Ltd)         2,393.9     122.29      75.0        71.9          94.2

Strictly private & confidential
--------------------------------------------------------------------------------

Project Chaser

Updated valuation analysis of Chaser

May 7, 2000

Deutsche Banc Alex. Brown identifies the US investment banking activities of DB Alex. Brown LLC (formerly BT Alex. Brown Incorporated) and Deutsche Bank Securities Inc. which are indirect subsidiaries of Deutsche Bank AG.

Deutsche Banc Alex. Brown
                             [Deutsche Bank Logo]

--------------------------------------------------------------------------------

The information contained in this presentation was obtained solely from Himawari and from other sources that we believe to be reliable. Deutsche Banc Alex. Brown has used and relied upon such information in the preparation of this presentation and does not assume responsibility for independent verification of any such information, and makes no representation or warranty in respect of the accuracy or completeness of such information.

This presentation has been prepared for the use of the Board of Directors of Himawari only, is confidential and may not be disclosed or provided to any third parties.

This presentation is prepared as of May 7, 2000 and reflects information made available to us prior to such date. It does not include information regarding all of the assessments made by Deutsche Banc Alex. Brown in arriving at its conclusions.

Deutsche Banc Alex. Brown
                          [Deutsche Bank Logo]

--------------------------------------------------------------------------------

Contents

Section

     1   Valuation analysis of Chaser                               1

Appendix

     I   Selected precedent transaction comparables                14

     II  Selected public companies trading comparables             16

     III Financial projections detail and synergies assumptions    23

     IV  Chaser's fully diluted shares calculation                 31

Deutsche Banc Alex. Brown
                         [Deutsche Bank Logo]

Valuation analysis of Chaser                                            Section
--------------------------------------------------------------------------------



Section 1


Valuation analysis of Chaser

Deutsche Banc Alex. Brown
                         [Deutsche Bank Logo]

Valuation analysis of Chaser                                            Section
--------------------------------------------------------------------------------

Financial projections - no synergies case/1/



Himawari views the following updated published research analyst estimates for Chaser as reasonable and has instructed Deutsche Banc Alex. Brown to use them to value Chaser before giving effect to any synergies

                                                                                                                             CAGR
                                                                                                                             2000 -
($mm)                           2000E    2001E    2002E    2003E      2004E      2005E      2006E      2007E      2008E      2008
----------------------------------------------------------------------------------------------------------------------------------
Revenue                        $ 413.5  $ 685.6  $ 949.1  $1,318.3   $1,750.2   $2,268.2   $2,857.4   $3,489.3   $4,110.8     33.3%

Cost of sales                    118.4    192.0    265.8     369.1      490.1      635.1      800.1      977.0    1,151.0     32.9

 Gross profit                    295.0    493.6    683.4     949.1    1,260.1    1,633.1    2,057.3    2,512.3    2,959.8     33.4

Operations expense               290.1    431.9    522.0     659.1      787.6      952.6    1,143.0    1,395.7    1,644.3     24.2

 EBITDA                            5.0     61.7    161.4     290.0      472.6      680.4      914.4    1,116.6    1,315.5    100.8

Depreciation and amortization    197.5    240.0    204.6     201.0      204.7      229.1      255.9      285.5      318.1      6.1

 EBIT                           (192.5)  (178.3)   (43.3)     89.0      267.8      451.3      658.5      831.1      997.4       NM

Net interest expense            (103.1)  (112.1)  (116.0)   (115.6)    (104.4)     (80.9)     (47.7)      (1.3)      56.2       NM

 Pre-tax income                 (295.6)  (290.5)  (159.3)    (26.6)     163.4      370.5      610.7      829.7    1,053.6       NM

Income tax benefit/(expense)       0.0      0.0      0.0       0.0      (62.1)    (140.8)    (232.1)    (315.3)    (400.4)      NM

 Net income                     (295.6)  (290.5)  (159.3)    (26.6)     101.3      229.7      378.6      514.4      653.2       NM

/1/   Does not take into account use of NOLs.
Source: Himawari based on Deutsche Banc Alex. Brown published research estimates.

Deutsche Banc Alex. Brown
                         [Deutsche Bank Logo]

Valuation analysis of Chaser                                             Section
--------------------------------------------------------------------------------

Synergies projected by Himawari/1/

Himawari provided the following synergies to Deutsche Banc Alex. Brown to use in its analysis

                                               2000E  2001E  2002E  2003E  2004E  2005E  2006E  2007E  2008E
------------------------------------------------------------------------------------------------------------
Incremental revenue to Chaser
 Sale of US IP Network to Asian customers/(1)/ $  0   $ 50   $ 60   $ 72   $ 86   $104   $124   $137   $151
 End-to-end VPN services/(1)/                     0     16     32     48     64     80     80     80     80
 Revenue from Chaser's existing customers/(2)/    0     13     26     39     52     52     52     52     52
 Web-hosting/virtual-hosting/(2)/                 0     40     80    120    160    160    160    160    160
Total incremental revenue                         0    119    198    279    362    396    416    429    443

Incremental EBITDA                                0     49    100    159    224    246    256    262    269
Incremental depreciation and amortization         0     20     20     20     20     20     20     20     20
Incremental capital expenditure                 100      0      0      0      0    100      0      0      0

(1)  Dedicated line revenue.
(2)  Web-hosting and co-location revenue.


/1/  Source: Himawari operating management in consultation with Himawari financial team.

Deutsche Banc Alex. Brown
                         [Deutsche Bank LOGO]

Valuation analysis of Chaser                                             Section
--------------------------------------------------------------------------------

Financial projections -- synergies case/1/

The synergies would result in the following operating results for Chaser

                                                                                                                          CAGR
                                                                                                                          2000-
($mm)                           2000E     2001E     2002E     2003E     2004E     2005E     2006E     2007E     2008E     2008
-------------------------------------------------------------------------------------------------------------------------------
Revenue                        $ 413.5   $ 804.6   $1,147.1  $1,597.3  $2,112.6  $2,663.8  $3,273.8  $3,918.2  $4,553.4    35.0%
Cost of sales                    118.4     221.4      305.4     416.9     548.9     702.2     872.4   1,052.4   1,229.9    34.0

  Gross profit                   295.0     583.2      841.7   1,180.3   1,563.7   1,961.6   2,401.4   2,865.8   3,323.5    35.4

Operations expense               290.1     472.9      580.7     730.9     867.6   1,035.6   1,231.2   1,487.1   1,739.1    25.1

  EBITDA                           5.0     110.3      261.0     449.4     696.2     926.0   1,170.3   1,378.7   1,584.4   105.6

Depreciation and amortization    197.5     260.0      224.6     221.0     224.7     249.1     275.9     305.5     338.1     7.0

  EBIT                          (192.5)   (149.8)      36.3     228.4     471.4     676.9     894.4   1,073.2   1,246.3      NM

/1/  Source: Himawari.

Deutsche Banc Alex. Brown
                         [Deutsche Bank LOGO]

Valuation analysis of Chaser                                             Section
--------------------------------------------------------------------------------

Chaser valuation summary - total equity value


    We have performed
valuation analyses of
  Chaser based on the
foregoing projections
        and available
   public information

($bn)                                                                    Market cap                Himawari discussed
                                                                     US$3.7 billion/(1)/        price US$6.4 billion/(2)/
           Discounted cash flow - no synergies case                          :                        $5.1 -- $6.7
                                                                             :
              Discounted cash flow - synergies case                          :                        $6.4 -- $8.4
                                                                             :
               Transaction multiples; 2000 revenues                          :                        $5.3 -- $6.6
                                                                             :
                   Trading multiples; 2000 revenues                          :                        $5.5 -- $7.0
                                                                             :
Trading multiples; 2001 revenues - no synergies case                         :                        $4.7 -- $6.3
                                                                             :
  Trading multiples; 2001 revenues - synergies case                          :                        $5.4 -- $7.3

                                                                                Total equity valuation (US$bn)




(1)  Market cap at May 5, 2000.


Deutsche Banc Alex. Brown
                         [Deutsche Bank LOGO]

Valuation analysis of Chaser                                             Section
--------------------------------------------------------------------------------

Chaser valuation summary - per share value

                                                                     Share price                Himawari discussed
                                                                    US$35.94/(1)/               price US$60.00/(2)/
           Discounted cash flow - no synergies case                       :                      $48.03 -- $63.68
                                                                          :
              Discounted cash flow - synergies case                       :                      $60.64 -- $79.70
                                                                          :
               Transaction multiples; 2000 revenues                       :                      $49.83 -- $62.38
                                                                          :
                   Trading multiples; 2000 revenues                       :                      $52.15 -- $66.62
                                                                          :
Trading multiples 2001 revenues - no synergies case                       :                      $44.63 -- $59.59
                                                                          :
  Trading multiples; 2001 revenues - synergies case                       :                      $51.07 -- $68.52

                                                                               Per share valuation (US$)




(1)  Share price at May 5, 2000.
(2)  Based on fully diluted shares of 105.9 million (see Appendix IV).


Deutsche Banc Alex. Brown
                         [Deutsche Bank LOGO]

Valuation analysis of Chaser                                             Section
--------------------------------------------------------------------------------

Discounted cash flow -- no synergies case

($mm)                               2000       2001      2002     2003      2004      2005      2006       2007       2008
--------------------------------------------------------------------------------------------------------------------------
EBITDA                           $   5.0    $  61.7    $161.4   $290.0   $ 472.6   $ 680.4   $ 914.4   $1,116.6   $1,315.5

EBIT                              (192.5)    (178.3)    (43.3)    89.0     267.8     451.3     658.5      831.1      997.4
Less:
Taxes on EBIT (36%)/(1)/             0.0        0.0       0.0      0.0       0.0      67.7     237.0      299.2      359.0
Tax-effected EBIT                $(192.5)   $(178.3)   $(43.3)  $ 89.0   $ 267.8   $ 383.6   $ 421.4   $  531.9   $  638.3

Plus:
Depreciation and amortization      197.5      240.0     204.6    201.0     204.7     229.1     255.9      285.5      318.1

Unlevered cash flow                  5.0       61.7     161.4    290.0     472.6     612.7     677.3      817.4      956.4

Minus:
Capital expenditures              (350.0)    (150.0)    (80.0)   (95.0)   (110.0)   (122.0)   (134.0)    (148.0)    (163.0)
Investment in working capital        2.7       28.4       4.1     54.2      63.6     (36.9)    (85.2)    (144.2)    (206.9)

Free cash flow                   $(342.3)   $ (59.9)   $ 85.4   $249.2   $ 426.1   $ 453.8   $ 458.1   $  525.2   $  586.6

(1)   Adjusted for NOL carryover.

Sensitivity analysis - total enterprise value  Sensitivity analysis - total equity value/(1)/  Sensitivity analysis - per share/(2)/
---------------------------------------------  ----------------------------------------------  -------------------------------------
                  EBITDA multiple                                 EBITDA multiple                            EBITDA multiple
          --------------------------------                --------------------------------             --------------------------
           12.5x       13.5x       14.5x                   12.5x       13.5x       14.5x                12.5x     13.5x     14.5x
14.0%     $5,890.9    $6,295.4    $6,699.9       14.0%    $5,934.6    $6,339.2    $6,743.7      14.0%   $56.04    $59.86   $63.68
15.0       5,448.6     5,822.5     6,196.5       15.0      5,492.3     5,866.3     6,240.2      15.0     51.87     55.40    58.93
16.0       5,042.2     5,388.1     5,734.0       16.0      5,086.0     5,431.9     5,777.8      16.0     48.03     51.29    54.56

(1) Adjusted for excess cash of $43.7 million, which includes $348.3 million of cash proceeds from options and warrants exercised.
(2)  Based on fully diluted shares of 105.9 million (see Appendix IV).

Deustche Banc Alex. Brown
                        [Deutsche Bank LOGO]

Valuation analysis of Chaser                                             Section
--------------------------------------------------------------------------------

Discounted cash flow - synergies case

($mm)                               2000       2001     2002     2003      2004      2005       2006       2007       2008
--------------------------------------------------------------------------------------------------------------------------
EBITDA                              $5.0     $110.3   $261.0   $449.4    $696.2    $926.0   $1,170.3   $1,378.7   $1,584.4
EBIT                              (192.5)    (149.8)    36.3    228.4     471.4     676.9      894.4    1,073.2    1,246.3
Less:
Taxes on EBIT (36%)/1/               0.0        0.0      0.0      0.0      67.7     243.7      322.0      386.4      448.7
Tax-effected EBIT                ($192.5)   ($149.8)   $36.3   $228.4    $403.8    $433.2     $572.4     $686.9     $797.6

Plus:
Depreciation and amortization      197.5      260.0    224.6    221.0     224.7     249.1      275.9      305.5      338.1

Unlevered cash flow                  5.0      110.3    261.0    449.4     628.5     682.3      848.3      992.4    1,135.8

Minus:
Capital expenditures              (350.0)    (150.0)   (80.0)   (95.0)   (110.0)   (122.0)    (134.0)    (148.0)    (163.0)
Investment in working capital        2.7       28.4      4.1     54.2      63.6     (36.9)     (85.2)    (144.2)    (206.9)

Free cash flow                   ($342.3)    ($11.4)  $185.1   $408.6    $582.1    $523.4     $629.1     $700.2     $765.9
(1)  Adjusted for NOL carryover.

Sensitivity analysis - total enterprise value    Sensitivity analysis - total equity value/1/    Sensitivity analysis - per share/2/
---------------------------------------------   ---------------------------------------------   ------------------------------------
                     EBITDA multiple                                  EBITDA multiple                           EBITDA multiple
            ---------------------------------               --------------------------------      ----------------------------------
              12.5x       13.5x       14.5x                   12.5x       13.5x       14.5x                 12.5x    13.5x    14.5x
14.0%       $7,421.3    $7,908.5    $8,395.7      14.0%     $7,465.0    $7,952.3    $8,439.5      14.0%    $70.49    $75.10   $79.70
15.0         6,877.8     7,328.2     7,778.5      15.0       6,921.5     7,371.9     7,822.3      15.0      65.36     69.62    73.87
16.0         6,378.1     6,794.7     7,211.4      16.0       6,421.8     6,838.5     7,255.1      16.0      60.64     64.58    68.51

(1)  Adjusted for excess cash of $43.7 million, which includes $348.3 million of cash proceeds from options and warrants exercised.
(2)  Based on fully diluted shares of 105.9 million (see Appendix IV).

Deutsche Banc Alex. Brown

[Deutsche Bank LOGO]

Valuation analysis of Chaser                                             Section
--------------------------------------------------------------------------------
Transaction multiples (sum of the parts); 2000 revenues

                                                                                                               Implied value range
                                                                Enterprise value/           Chaser           -----------------------
                                                                  2000E revenue        2000E revenue/(1)/       Low         High
------------------------------------------------------------------------------------------------------------------------------------
Dial-up service
MindSpring Enterprises/Netcom dial-up bus. (from ICG)                 1.1x
ICG/NETCOM                                                            1.0x
WorldCom/CompuServe                                                   1.0x
                                                              -------------------
  Range                                                            0.9 - 1.2x                 $19.5             $17.5       $23.4

Dedicated line
NEXTLINK Communications/Concentric/(1)/                              10.9x
McLeodUSA/Splitrock Services/(1)/                                    11.2x
MFS Communications/UUNET Technologies                                 9.8x
                                                              -------------------
  Range                                                           9.5 - 11.5x                $126.3          $1,199.6    $1,452.2

Web hosting and co-location
Metromedia Fiber Network/AboveNet                                    16.9x
Verio/Best Internet Comm. (d/b/a Hiway Technologies)                   NA
Intermedia Communications/DIGEX                                       1.2x
                                                              -------------------
  Range                                                           15.0 - 19.0x               $267.7          $4,015.4    $5,086.2

                                                                    Implied Chaser enterprise value          $5,232.6    $6,561.7

                                                                    Less: net debt/(2)/                          43.7        43.7

                                                                    Implied Chaser equity value              $5,276.3    $6,605.5

                                                                    Implied Chaser price per share/(3)/        $49.83      $62.38

(1)   Source: Himawari based on Deutsche Banc Alex. Brown research analyst estimates.
(2)   Represents $43.7 million excess cash after option proceeds are added back.
(3)   Based on fully diluted shares of 105.9 million (see Appendix IV).

Deutsche Banc Alex. Brown
                         [Deutsche Bank LOGO]

Valuation analysis of Chaser                                             Section
--------------------------------------------------------------------------------
Trading multiples (sum of the parts); 2000 revenues


                                    Current          1 month average                           Implied value range
                               Enterprise value/    Enterprise value/          Chaser          -----------------------
                                 2000E revenue        2000E revenue      2000E revenue/(1)/      Low            High
----------------------------------------------------------------------------------------------------------------------
Dial-up service
EarthLink Network                     1.4x                 1.3x
OneMain.com                           1.0                  1.1
Prodigy Communications                2.9                  2.7
                               --------------------------------------
 Range                                       1.5 - 2.5x                       $ 19.5           $   29.2       $   48.7

Dedicated line
Concentric Network(2)                 9.6x                 9.5x
PSINet                                4.9                  5.1
                               --------------------------------------
 Range                                       5.0 - 8.5x                       $126.3           $  631.4       $1,073.3

Web hosting and co-locations
Digital Island                       24.9x                25.8x
Exodus Communications                27.0                 31.5
Globix                                9.6                 10.6
Interliant                            6.4                  6.2
                               --------------------------------------
 Range                                      18.0 - 22.0x                      $267.7           $4,818.5       $5,889.3

                                                    Implied Chaser enterprise value            $5,479.1       $7,011.3

                                                    Less: net debt(3)                              43.7           43.7

                                                    Implied Chaser equity value                $5,522.9       $7,055.1

                                                    Implied Chaser price per share(4)          $  52.15       $  66.62

(1) Source: Himawari based on Deutsche Banc Alex. Brown research analyst estimates.
(2)  Multiple has been distorted by recent merger activity.
(3)  Represents $43.7 million excess cash after option proceeds are added back.
(4)  Based on fully diluted shares of 105.9 million (see Appendix IV).


Deutsche Banc Alex. Brown
                         [Deutsche Bank LOGO]

Valuation analysis of Chaser                                            Section
--------------------------------------------------------------------------------

Trading multiples (sum of the parts); 2001 revenues
- no synergies

                                       Current              1 month average                             Implied value range
                                   Enterprise value/        Enterprise value/        Chaser       --------------------------------
                                     2001E revenue           2001E revenue       2001E revenue/(1)/     Low               High
------------------------------------------------------------------------------------------------------------------------------------
Dial-up service
EarthLink Network                         NA                      NM
OneMain.com                               0.8x                    0.9x
Prodigy Communications                    2.4                     2.3
                                --------------------------------------------------
 Range                                            1.0 - 2.0x                           $ 21.4           $   21.4        $   42.7

Dedicated line
Concentric Network/(2)/                   6.1x                    6.1x
PSINet                                    3.2                     3.4
                                ---------------------------------------------------
 Range                                            3.5 - 5.5x                           $196.9           $  689.0        $1,082.7

Web hosting and co-locations
Digital Island                           10.1x                   10.4x
Exodus Communications                    13.2                    15.4
Globix                                    5.3                     5.9
Interliant                                3.6                     3.5
                                ---------------------------------------------------
 Range                                            8.5 - 11.0x                         $467.4           $3,972.5        $5,140.9


                                                              Implied Chaser enterprise value           $4,682.9        $6,266.4

                                                              Less: net debt/(3)/                           43.7            43.7

                                                              Implied Chaser equity value               $4,726.6        $6,310.1

                                                              Implied Chaser price per share/(4)/       $  44.63        $  59.59


(1)  Source: Himawari based on Deutsche Banc Alex. Brown research analyst estimates.
(2)  Multiple has been distorted by recent merger activity.
(3)  Represents $43.7 million excess cash after option proceeds are added back.
(4)  Based on fully diluted shares of 105.9 million (see Appendix IV).

Deutsche Banc Alex. Brown
                         [Deutsche Bank Logo]

Valuation analysis of Chaser                                            Section
--------------------------------------------------------------------------------

Trading multiples (sum of the parts); 2001 revenues
- synergies

                                     Current             1 month average                                 Implied value range
                                 Enterprise value/       Enterprise value/          Chaser          -------------------------------
                                  2001E revenue            2001E revenue         2001E revenue(1)       Low              High
------------------------------------------------------------------------------------------------------------------------------------
Dial-up service
EarthLink Network                     NA                       N.M
OneMain.com                           0.8x                     0.9x
Prodigy Communications                2.4                      2.3
                              ------------------------------------------------
 Range                                         1.0 - 2.0x                             $ 21.4          $   21.4         $ 42.7
Dedicated line
Concentric Network(2)                 6.1x                     6.1x
PSINet                                3.2                      3.4
                              ------------------------------------------------
 Range                                         3.5 - 5.5x                             $262.9          $  920.0       $1,445.7

Web hosting and co-locations
Digital Island                       10.1x                    10.4x
Exodus Communications                13.2                     15.4
Globix                                5.3                      5.9
Interliant                            3.6                      3.5
                              ------------------------------------------------
 Range                                         8.5 - 11.0x                            $520.4          $4,423.0       $5,723.9

                                                        Implied Chaser enterprise value               $5,364.4       $7,212.4

                                                        Less: net debt(3)                                 43.7           43.7

                                                        Implied Chaser equity value                   $5,408.1       $7,256.1

                                                        Implied Chaser price per share(4)             $  51.07          $68.52


(1) Source: Himawari based on Deutsche Banc Alex. Brown research analyst estimates.
(2)  Multiple has been distorted by recent merger activity.
(3)  Represents $43.7 million excess cash after option proceeds are added back.
(4)  Based on fully diluted shares of 105.9 million (see Appendix IV).

Deutsche Banc Alex. Brown
                         [Deutsche Bank Logo]

Valuation analysis of Chaser                                             Section
--------------------------------------------------------------------------------

Analysis of acquisition price range

($mm, except per data share values)                                          Price per share
                                                        ---------------------------------------------------------
                                                              $50         $55        $60         $65        $70
-----------------------------------------------------------------------------------------------------------------
Premium over:
Stock price (5/5/00)                            $35.94       39.1%       53.0%       67.0%       80.9%       94.8%
1 week average prior                             34.66       44.2        58.7        73.1        87.5       101.9
1 month average prior                            32.09       55.8        71.4        87.0       102.6       118.2
3 month average prior                            51.09       (2.1)        7.6        17.4        27.2        37.0

x Fully diluted shares outstanding (mm)/(1)/                105.9       105.9       105.9       105.9       105.9
Equity value                                            $ 5,294.7   $ 5,824.2   $ 6,353.7   $ 6,883.2   $ 7,412.6

+ Debt, minority interest, preferred stock                1,153.9     1,153.9     1,153.9     1,153.9     1,153.9
- Cash/(2)/                                              (1,197.6)   (1,197.6)   (1,197.6)   (1,197.6)   (1,197.6)
Enterprise value                                        $ 5,251.0   $ 5,780.5   $ 6,310.0   $ 6,839.4   $ 7,368.9

Enterprise value as a multiple of:
CY 2000E revenues                               $413.5       12.7x       14.0x       15.3x       16.5x       17.8x
CY 2001E revenues                                685.6        7.7         8.4         9.2        10.0        10.7

(1)  Based on fully diluted shares of 105.9 million (see Appendix IV).
(2)  Includes proceeds from vested, unvested options and warrants.


Deutsche Banc Alex. Brown
                      [Deutsche Bank LOGO]

Selected precedent transaction comparables                              Appendix
--------------------------------------------------------------------------------

Appendix I

Deutsche Banc Alex. Brown
                      [Deutsche Bank LOGO]

Selected precedent transaction comparables                              Appendix
--------------------------------------------------------------------------------

Selected precedent transactions comparable in the Internet data services industry

                                                        Transaction         Target premium/     Acquiror market      Enterprise
                                                           value              announcement         response            value/
                                                     ------------------     ---------------      ---------------   -------------
                                                                                    - 30
                                                                                   trading                + 20
Date/                                                            Enter-     - 1     days         + 1     trading   Ff.
announced    Acquiror/target                         Equity      prise      day    average       day       days    rev.   G PP&E
------------------------------------------------------------------------------------------------------------------------------------
Dedicated
01/10/00     NextLink Communications/Concentric      2,824.1     2,891.1    50.0%     55.9%     (9.6%)    21.3%   10.9x     25.1x
01/07/00     McLeodUSA/Splitrock Services            1,733.3     2,100.0    27.1      44.6      10.3      35.3    11.2      17.0
04/30/96     MFS Communications/UUNET Technologies   2,029.7     2,009.1    27.6      84.8       6.7       0.2     9.8      21.5

                                       Median                               27.6%     57.7%      6.7%     21.3%   10.9x     21.5x

Dial-up
01/06/99     Mind Spring Enterprises/Netcom dial-up
               bus. (from ICG)                         245.0       245.0      NA        NA      32.2%     47.8%     1.1x       3.1x
10/13/97     ICG/NETCOM                                266.7       206.3      NA        NA      (7.2)    (11.4)     1.0        1.7
09/08/97     WorldCom/CompuServe                     1,326.1     1,192.3    (5.2%)     6.8%     13.3      18.2      1.0        1.7

                                       Median                               (5.2%)     6.8%     13.3%     18.2%     1.0x       1.7x

Hosting
06/23/99     Metromedia Fiber Network/AboveNet       1,550.0     1,357.5    35.9%     50.0%    (13.2%)  (16.0%)    16.9x      50.8x
07/28/98     Verio/Best Internet Comm.
               (d/b/a Hiway Technologies)              353.0       354.3      NA        NA      (0.4)    (4.7)       NA       27.0
06/05/97     Intermedia Communications/Digex           177.5       154.5      NA        NA       6.5     16.6       1.2        7.0

                                       Median                               35.9%     50.0%     (0.4%)   (4.7%)     9.1x      27.0x

Other
12/08/98     AT&T/IBM Global Network                 5,000.0     5,000.0      NA        NA       9.6%    22.8%      2.2x      0.9x
09/14/98     Qwest/Icon CMT Corp.                      185.0       166.6    65.5%     15.1%      4.1     10.2        NA       9.4
05/28/98     Cable & Wireless/MCI (Internet
               network only)/(1)/                    1,750.0     1,750.0      NA        NA       0.7      5.9       6.8      17.5

05/06/97     GTE Corporation/BBN                       634.3       681.8    28.2      59.6      (5.4)    (2.2)      2.1       5.3

                                       Median                               46.8%     37.3%      2.4%     8.1%      2.2x      7.3x

/(1)/  Revenue multiple shown is based on LTM due to the unavailability of projections, and Gross PP&E multiple is estimated based on total asset value.


Deutsche Banc Alex. Brown
                      [Deutsche Bank LOGO]

Selected public companies trading comparables                           Appendix
--------------------------------------------------------------------------------

Appendix II

Selected public companies trading comparables


Deutsche Banc Alex. Brown
                      [Deutsche Bank LOGO]

Selected public companies trading comparables                          Appendix
-------------------------------------------------------------------------------
The Internet landscape - market valuation of selected public companies

                                                                     Total
                             Stock price                           enterprise                                               Total
Company/ticker                5/5/2000          Market value        value/1/         Book value        Debt/equity       subscribers
                                                   ($mm)             ($mm)              ($mm)
------------------------------------------------------------------------------------------------------------------------------------
Business ISPs
  Concentric Network/2/         $43.89         $  2,394.4          $  2,610.2          $  195.4           2.0x              110,000
    CNCX
  PSINet/3/                      22.50            3,885.9             5,430.8             723.0           4.6             1,200,000
    PSIX
  Chaser/4/                      35.94            3,707.3             4,011.9             534.2           2.2               395,000

Consumer ISPs
  America Online(2)              56.88          149,739.2           148,224.2           6,391.0           0.3            22,200,000
    AOL
  EarthLink, Inc.                17.44            2,128.4             1,425.5             928.3           0.2             3,460,000
    ELNKD
  OneMain.com, Inc.               6.25              156.7               166.5             265.3           0.1               701,000
    ONEM
  Internet America                5.00               48.8                47.8              37.7           0.0               147,000
    GEEK
  Prodigy Communications Corp.   12.13              795.1               873.8             132.4           0.8             1,502,000
    PRGY

Note: Shares outstanding calculated on a treasury stock basis except Chaser - see footnote 4.
(1)  Adjusted Market Value represents Market Value plus Total Debt less Balance Sheet Cash.
(2)  Not pro forma for merger announced January 10th.
(3)  Pro forma for acquisition of TNI and other acquisitions.
(4)  103.2 million of shares are used for Chaser's market value calculation, which excludes approximately 2.7 million of other non-public adjustments, includes not-yet disclosed options.

Deutsche Banc Alex. Brown
                      [Deutsche Bank LOGO]

Selected public companies trading comparables                           Appendix
--------------------------------------------------------------------------------

The Internet landscape -- market valuation of selected comparable public companies/1/

($mm, except Adj. Mkt. Cap., Subscriber and EPS)

                                                                                                 Total enterprise value/
                                                                                  --------------------------------------------------
                                         CY revenues              CY EBITDA            CY revenues         CY EBITDA
                                 --------------------------    ---------------    --------------------    ------------
Company/ticker                    1999      2000       2001     1999      2000    1999    2000    2001    1999    2000    Subscriber
------------------------------------------------------------------------------------------------------------------------------------
Business ISPs
 Concentric Network/(2)/         $147.1    $272.6     $427.2   ($34.6)   ($13.7)   17.7x   9.6x    6.1x     NM       NM    $23,728.9
    CNCX
 PSINet/(3)/                      554.7   1,108.3    1,683.9    (24.2)    104.1     9.8    4.9     3.2      NM     52.2x     4,525.7
    PSIX
 Chaser                           258.3     413.5      685.6     (8.6)      5.0    15.5    9.7     5.9      NM    807.1     10,156.7

Consumer ISPs
 America Online/(4)/            6,213.0   7,650.0   10,002.7  1,374.7   2,105.4    23.9   19.4    14.8   107.8x    70.4      6,676.8
    AOL
 EarthLink, Inc.                  668.8     999.5         NA    (12.2)   (105.8)    2.1    1.4      NA      NM       NM        412.0
    ELNKD
 OneMain.com, Inc.                 99.7     161.0      208.0    (10.3)     (8.0)    1.7    1.0     0.8      NM       NM        237.5
    ONEM
 Internet America                  27.6      37.1       53.2      0.2       1.4     1.7    1.3     0.9   201.8     34.5        325.0
    GEEK
 Prodigy Communications Corp.     185.0     301.0      364.0    (49.0)      7.8     4.7    2.9     2.4      NM    111.5        581.8
    PRGY
                                                                                                 Business ISPs
                                                                          ----------------------------------------------------------
                                                                          Mean:    14.4x   8.1x    5.1x     NM    429.6    $12,803.7
                                                                          Median:  15.5    9.6     5.9      NM    429.6     10,156.7

                                                                                            Consumer ISPs (excludes AOL)
                                                                          ----------------------------------------------------------
                                                                          Mean:     2.6x   1.7x    1.4x  201.8x    73.0x      $389.1
                                                                          Median:   1.9    1.4     0.9   201.8     73.0        368.5

                                                                                              All ISPs (excludes AOL)
                                                                          ----------------------------------------------------------
                                                                          Mean:     7.6x   4.4x    3.2x  201.8x   251.3x    $5,709.6
                                                                          Median:   4.7    2.9     2.8   201.8     81.8        581.8

(1) Adjusted Market Value represents Market Value plus Total Debt less Balance Sheet Cash.
(2)  Not pro forma for merger announced January 10th.
(3)  Pro forma for acquisition of TNI and other acquisitions.
(4)  Not pro forma for merger announced January 10th.

/1/ Source: Revenue and EBITDA estimates are based on various published research analyst reports.

Deutsche Banc Alex. Brown
                         [Deutsche Bank LOGO]

Selected public companies trading comparables                           Appendix
--------------------------------------------------------------------------------

The Internet landscape - market valuation of selected public companies

($mm, except per share data)
                                1 month avg.      1 month avg.               Revenues                Total enterprise value/revenues
                               stock price as   total enterprise    -----------------------------    -------------------------------
 Company/ticker                 of 5/5/2000         value/(1)/        1999       2000       2001         1999       2000       2001
------------------------------------------------------------------------------------------------------------------------------------
 Business ISPs
   Concentric Network/(2)/         $43.63          $  2,594.3       $  147.1  $  272.6  $   427.2        17.6x       9.5x       6.1x
     CNCX
   PSINet/(3)/                      23.78             5,672.3          554.7   1,108.3    1,683.9        10.2        5.1        3.4
     PSIX
   Chaser                           32.09             3,614.5          258.3     413.5      685.6        12.8        8.0        5.3
 Consumer ISPs
   America Online/(4)/              60.51           158,010.0        6,213.0   7,650.0   10,002.7        25.4       20.7       15.8
     AOL
   EarthLink, Inc.                  16.08             1,257.3          668.8     999.5         NA         1.9        1.3         NM
     ELNKD
   OneMain.com, Inc.                 6.69               177.6           99.7     161.0      208.0         1.8        1.1        0.9
     ONEM
   Internet America                  5.97                58.1           27.6      37.1       53.2         2.1        1.6        1.1
     GEEK
   Prodigy Communications Corp.     11.41               826.6          185.0     301.0      364.0         4.5        2.7        2.3
     PRGY
                                                                                                        Business ISPs
                                                                                           -----------------------------------------
                                                                                           Mean:         14.0x       7.8x      4.9x

                                                                                           Median:       14.0        8.7       5.3

                                                                                                 Consumer ISPs (excludes AOL)
                                                                                          -----------------------------------------
                                                                                          Mean:           2.6x       1.7x      1.4x

                                                                                          Median:         2.0        1.4       1.1

                                                                                                    All ISPs (excludes AOL)
                                                                                          -----------------------------------------
                                                                                          Mean:           7.4x       4.3x      3.2x

                                                                                          Median:         4.5        2.7       2.8

(1) Adjusted Market Value represents Market Value plus Total Debt less Balance Sheet Cash.
(2)  Not pro forma for merger announced January 10th.
(3)  Pro forma for acquisition of TNI and other acquisitions.
(4)  Not pro forma for merger announced January 10th.

Deutsche Banc Alex. Brown
   [Logo for Deutsche Bank]


Selected public companies trading comparables                                                                              Appendix
-----------------------------------------------------------------------------------------------------------------------------------
Web hosting - market valuation of selected public companies

                               Stock price                              Total enterprise
Company/ticker                  5/5/2000           Market value              value/(1)/           Book value            Debt/equity
                                                      ($mm)                   ($mm)                 ($mm)
-----------------------------------------------------------------------------------------------------------------------------------
Data Return                       $ 29.25            $ 1,234.1              $ 1,148.2              $   96.0                    0.1x
   DRTN

Digex, Inc.                         77.38              2,141.1                2,072.6                 290.2                    0.1
   DIGX

Digital Island                      31.31              2,119.7                1,761.1               1,442.8                    0.3
   ISLD

Globix                              21.25                890.6                  964.5                  86.2                    2.8
   GBIX

Interliant                          20.13                988.8                  960.3                 137.6                    0.0
   INIT

Navisite                            41.00              2,303.6                2,268.3                  81.7                    0.0
   NAVI

USInternetworking                   22.81              1,521.5                1,517.7                 189.9                    1.1
   USIX

Chaser/(2)/                         35.94              3,707.3                4,011.9                 534.2                    2.2

Exodus Communications               85.75             19,688.1               20,294.7                  17.6                   92.1
   EXDS

Note: Shares outstanding calculated on a Treasury stock basis except Chaser -
      see footnote 2.
(1)   Total enterprise value equals equity value plus debt less cash.
(2) 103.2 million of shares are used for Chaser's market value calculation, which excludes approximately 2.7 million of other non-public adjustment, includes not-yet disclosed options.


Selected public companies trading comparables                                          Appendix
-----------------------------------------------------------------------------------------------

Web hosting - market valuation of selected comparable public companies

                                                                       Total enterprise value/
($mm)                                                                 -------------------------
                                            CY revenues/(1)/                 CY revenue
                                    -----------------------------     -------------------------
Company/ticker                        1999       2000       2001       1999      2000      2001
-----------------------------------------------------------------------------------------------
Data Return                          $  7.1    $ 21.1    $   64.8     161.5     54.4x     17.7x
   DRTN

Digex, Inc.                            59.8     139.5       275.3      34.7     14.9       7.5
   DIGX

Digital Island                         21.2      70.6       174.9      83.2     24.9      10.1
   ISLD

Globix                                 37.0     100.2       181.3      26.0      9.6       5.3
  GBIX

Interliant                             47.1     150.5       265.0      20.4      6.4       3.6
   INIT

Navisite                               17.8      74.2       172.1     127.4     30.6      13.2
   NAVI

USInternetworking                      35.5     104.9       228.4      42.7     14.5       6.6
   USIX

Chaser/(2)/                           258.3     413.5       685.6      14.3      8.9       5.4

Exodus Communications                 242.2     750.9     1,538.0      83.8     27.0      13.2
   EXDS
                                                            Min:       15.5x     6.4x      3.6x
                                                            Mean:      66.1     21.3       9.2
                                                            Median:    42.7     14.9       7.5
                                                            Max:      161.5     54.4      17.7

(1)  Estimate sources: From various published research analyst reports.
(2)  Source: Himawari based on Deutsche Banc Alex. Brown research analyst estimates.


Deutsche Banc Alex. Brown
                 [Deutsche Bank Logo]

Selected public companies trading comparables                           Appendix
--------------------------------------------------------------------------------

Web hosting - market valuation of selected public companies

($mm)
                                 1 mo. avg.   1 mo. avg.                                       1 month average
                                 stock price     total               Revenues          total enterprise value/revenues
                                    as of     enterprise     ------------------------  -------------------------------
Company/ticker                    5/5/2000     value(2)      1999      2000      2001      1999       2000      2001
----------------------------------------------------------------------------------------------------------------------
Data Return                        $27.84     $ 1,088.4     $  7.1    $ 21.1  $   64.8    153.1x      51.5x     16.8x
  DRTN

Digex, Inc.                         73.13       1,946.0       59.8     139.5     275.3     32.5       14.0       7.1
  DIGX

Digital Island                      32.18       1,822.9       21.2      70.6     174.9     86.2       25.8      10.4
  ISLD

Globix                              23.41       1,061.8       37.0     100.2     181.3     28.7       10.6       5.9
  GBIX

Interliant                          19.47         927.9       47.1     150.5     265.0     19.7        6.2       3.5
  INIT

Navisite                            45.89       2,543.2       17.8      74.2     172.1    142.8       34.3      14.8
  NAVI

USInternetworking                   26.59       1,783.6       35.5     104.9     228.4     50.2       17.0       7.8
  USIX

Chaser(2)                           32.09       3,614.5      258.3     413.5     685.6     14.0        8.7       5.3

Exodus Communications               99.93      23,690.7      242.2     750.9   1,538.0     97.8       31.5      15.4
  EXDS
                                                                              Min:         14.0x       6.2x      3.5x
                                                                              Mean:        69.4       22.2       9.7
                                                                              Median:      50.2       17.0       7.8
                                                                              Max:        153.1       51.5      16.8

(1)  Estimate sources: From various published research analyst reports.
(2) Source: Himawari based on Deutsche Banc Alex. Brown research analyst estimates.

Deutsche Banc Alex. Brown
                        [Deutsche Bank LOGO]

Financial projections detail and synergies assumptions                  Appendix
--------------------------------------------------------------------------------







Appendix III


Financial projections detail and synergies assumptions



Deutsche Banc Alex. Brown
                        [Deutsche Bank LOGO]


Financial projections detail and synergies assumptions                                                                  Appendix
----------------------------------------------------------------------------------------------------------------------------

Chaser modeling assumptions


($mm)                                2000      2001      2002        2003       2004      2005       2006       2007       2008
-------------------------------------------------------------------------------------------------------------------------------
Dial-up
 Total net dial-up subs            $ 79.6   $ 118.3    $163.6    $  216.8   $  271.1  $  329.5   $  395.4   $  465.5   $  526.2
  Seq. % growth                     (20.4%)    48.6%     38.4%       32.5%      25.0%     21.6%      20.0%      17.7%      13.0%
 Net dial-up subscriber adds (000)  (20.4)     38.7      45.4        53.2       54.3      58.4       65.8       70.2       60.7
  ASP per month                             $ 18.00    $17.50    $  17.00   $  16.50  $  16.00   $  15.50   $  15.00   $  15.00
  Seq. % change in price                       (2.6%)    (2.8%)      (2.9%)     (2.9%)    (3.0%)     (3.1%)     (3.2%)      0.0%

 Dial-up revenue ($mm)             $ 19.5   $  21.4    $ 29.6    $   38.8   $   48.3  $   57.7   $   67.4   $   77.5   $   89.3
  Seq. % growth                     (22.1%)     9.7%     38.5%       31.1%      24.5%     19.4%      16.9%      14.9%      15.2%

 Gross dial-up subscribers (000)    170.8     261.4     384.2       549.4      761.0   1,034.9    1,391.9    1,851.3    2,425.2
  Seq. % growth                      16.9%     53.0%     47.0%       43.0%      38.5%     36.0%      34.5%      33.0%      31.0%
 Gross dial-up adds (000)            24.7      90.5     122.8       165.2      211.5     273.9      357.0      459.3      573.9
  % Churn                                     24.00%    24.00%      24.00%     24.00%    24.00%     24.00%     24.00%     24.00%
  Churn (000)                        45.1      51.9      77.5       112.0      157.2     215.5      291.2      389.2      513.2

Dedicated

 Dedicated access subs (000)         24.4      35.2      46.8        61.8       80.4     104.5      130.6      159.3      191.2
  Seq. % growth                      46.4%     44.0%     33.0%       32.0%      30.0%     30.0%      25.0%      22.0%      20.0%
 ASP per month                              $550.00   $525.00   $  515.00   $ 505.00  $ 495.00   $ 485.00   $ 475.00   $ 465.00
  Seq. % change in price                        8.5%     (4.5%)      (1.9%)     (1.9%)    (2.0%)     (2.0%)     (2.1%)     (2.1%)

 Dedicated revenue ($mm)           $126.3   $ 196.9    $258.4    $  335.7   $  430.7  $  548.9   $  683.9   $  826.1   $  977.8
  Seq. % growth                      31.9%     55.9%     31.3%       29.9%      28.3%     27.4%      24.6%      20.8%      18.4%

Web hosting/collocation

 Web hosting subs (000)             344.2     533.5      762.9    1,045.1    1,390.0   1,793.1    2,241.4    2,712.1    3,118.9
  Seq. % growth                      86.0%     55.0%      43.0%      37.0%      33.0%     29.0%      25.0%      21.0%      15.0%
 ASP per month                     $ 86.83  $ 88.75   $  85.00  $   87.00   $  87.00  $   87.00   $  87.00   $  87.00   $  87.00
  Seq. % change in price                      (10.6%)     (4.2%)      2.4%       0.0%      0.0%       0.0%       0.0%       0.0%

 Web hosting revenue ($mm)         $267.7   $ 467.4    $ 661.1   $  943.8   $1,271.2  $1,661.6   $2,106.0   $2,585.7   $3,043.8
  Seq. % growth                      94.4%     74.6%      41.5%      42.8%      34.7%     30.7%      26.7%      22.8%      17.7%


Deutsche Banc Alex. Brown
                 [Deutsche Bank Logo]


Financial projections detail and synergies assumptions                                                                  Appendix
--------------------------------------------------------------------------------------------------------------------------------

Chaser modeling assumptions (continued)


($mm)                                     2000       2001      2002      2003      2004      2005      2006      2007       2008
--------------------------------------------------------------------------------------------------------------------------------
Revenue composition
  Dial-up ($mm)                       $   19.5   $   21.4  $   29.6  $   38.8  $   48.3  $   57.7  $   67.4  $   77.5  $    89.3
    Seq. growth rate %                     (22%)       10%       39%       31%       24%       19%       17%       15%        15%
    % total revenue                        4.7%       3.1%      3.1%      2.9%      2.8%      2.5%      2.4%      2.2%       2.2%
  Dedicated ($mm)                     $  126.3   $  196.9  $  258.4  $  335.7  $  430.7  $  548.9  $  683.9  $  826.1  $   977.8
    Seq. growth rate %                      32%        56%       31%       30%       28%       27%       25%       21%        18%
    % total revenue                       30.5%      28.7%     27.2%     25.5%     24.6%     24.2%     23.9%     23.7%      23.8%
  Web hosting/collocation ($mm)       $  267.7   $  467.4  $  661.1  $  943.8  $1,271.2  $1,661.6  $2,106.0  $2,585.7  $3,043.82
    Seq. growth rate %                      94%        75%       41%       43%       35%       31%       27%       23%        18%
    % total revenue                       64.7%      68.2%     69.7%     71.6%     72.6%     73.3%     73.7%     74.1%      74.0%
  Total revenue ($mm)                 $  413.5   $  685.6  $  949.1  $1,318.3  $1,750.2  $2,268.2  $2,857.4  $3,489.3  $4,110.82
    Seq. growth rate %                    60.0%      65.8%     38.4%     38.9%     32.8%     29.6%     26.0%     22.1%      17.8
  Total subscribers (000)                448.2      687.0     973.3   1,323.8   1,741.5   2,227.1   2,767.4   3,336.9    3,836.3
    Seq. % growth                         48.6%      53.3%     41.7%     36.0%     31.6%     27.9%     24.3%     20.6%      15.0%
Expenses & costs
  Depreciation & amortization         $  197.5   $  240.0  $  204.6  $  201.0  $  204.7  $  229.1  $  255.9  $  285.5  $   318.1
    Depreciation rate                     31.9%      32.5%     25.0%     22.0%     20.0%     20.0%     20.0%     20.0%      20.0%
  Net interest expense                 ($103.1)   ($112.1)  ($116.0)  ($115.6)  ($104.4)   ($80.9)   ($47.7)    ($1.3) $    56.2
    Interest rate                          9.6%      12.0%     12.0%     12.0%     12.0%     12.0%     12.0%     12.0%      12.0%
  Stock option related expenses       $    0.0   $    0.0  $    0.0  $    0.0  $    0.0  $    0.0  $    0.0  $    0.0  $     0.0
    as % of revenue                        0.0%       0.0%      0.0%      0.0%      0.0%      0.0%      0.0%      0.0%       0.0%
  Tax expenses                        $    0.0   $    0.0  $    0.0  $    0.0  $   62.1  $  140.8  $  232.1  $  315.3  $   400.4
    Tax rate                               0.0%      38.0%     38.0%     38.0%     38.0%     38.0%     38.0%     38.0%      38.0%
  Cost/subscriber/month ($)                      $  23.29  $  22.75  $  23.24  $  23.45  $  23.76  $  24.09  $  24.40  $   25.00

  Cost of sales                       $  118.4   $  192.0  $  265.8  $  369.1  $  490.1  $  635.1  $  800.1  $  977.0  $ 1,151.0
    Network costs (as % of revenue)       28.6%      28.0%     28.0%     28.0%     28.0%     28.0%     28.0%     28.0%      28.0%
  SG&A                                $  290.1   $  431.9  $  522.0  $  659.1  $  787.6  $  952.6  $1,143.0  $1,395.7  $1,644.31
    SG&A (as a % of revenue)              70.2%      63.0%     55.0%     50.0%     45.0%     42.0%     40.0%     40.0%      40.0%
    Implied annual SG&A/employee ($)              255,789   294,431   354,058   402,916   464,137   530,351   616,808   692,0635

Source: Himawari based on Deutsche Banc Alex. Brown estimates, company reports.

Deutsche Banc Alex.Brown
                        [Deutsche Bank LOGO]


Financial projections detail and synergies assumptions                                                                  Appendix
--------------------------------------------------------------------------------------------------------------------------------

Chaser balance sheet


($mm)                             2000       2001        2002       2003       2004       2005       2006       2007         2008
------------------------------------------------------------------------------------------------------------------------------------
Assets
 Cash & equivalents            $  412.6   $   315.7   $   326.2   $   605.4   $1,194.7   $2,022.5   $3,182.4   $ 4,621.4   $ 6,319.3
 Receivables                      107.6       137.1       189.8       263.7      350.0      453.6      571.5       697.9       822.2
   % of revenue                     26%         20%         20%         20%        20%        20%        20%         20%         20%
 Other                            57.0        58.1        59.3        60.5       61.7       62.9       64.2        65.5        66.8
  % of revenue                       3%          8%          6%          5%         4%         3%         2%          2%          2%
   Total current assets          577.2       510.9       575.3       929.5    1,606.4    2,539.1    3,818.0     5,384.7     7,208.2
 Gross PP&E                      618.5       738.5       818.5       913.5    1,023.5    1,145.5    1,279.5     1,427.5     1,590.5
 Depreciation                   (195.5)     (295.6)     (320.2)     (296.2)    (200.9)     (55.0)     129.1       368.6       650.5
 Net PP&E                        423.0       443.0       498.3       617.4      822.7    1,090.5    1,408.6     1,796.1     2,241.0
 Other                           627.0       547.0       427.0       232.0      (68.0)    (443.0)    (883.0)   (1,408.0)   (2,008.0)
   Total assets                1,627.2     1,500.9     1,500.6     1,778.9    2,361.1    3,186.6    4,343.6     5,772.8     7,441.2
Liabilities & shareholders'
 equity
 Current liabilities             215.3       274.2       332.2       461.4      612.6      680.4      714.3       697.9       616.6
 % of revenue                       52%         40%         35%         35%        35%        30%        25%         20%         15%
 LT debt                       1,072.0     1,072.0     1,072.0     1,072.0    1,072.0    1,072.0    1,072.0     1,072.0     1,072.0
 Other LT liabilities            196.7       326.2       451.6       627.2      832.7    1,079.1    1,359.4     1,660.1     1,955.7
 Redeemable stock, options,
  warrants                         0.0         0.0         0.0         0.0        0.0        0.0        0.0         0.0         0.0
 Shareholders' equity
 Retained earnings              (686.2)   (1,000.9)   (1,184.5)   (1,211.1)    (985.6)    (474.3)     368.5     1,513.5     2,967.4
 Common                          347.7       347.7       347.7       347.7      347.7      347.7      347.7       347.7       347.7
 Other equity                    455.6       455.6       455.6       455.6      455.6      455.6      455.6       455.6       455.6
   Total liabilities &
    shareholders' equity       1,601.1     1,474.8     1,474.5     1,752.8    2,335.0    3,160.5    4,317.6     5,746.8     7,415.1
Total operating capital =
 working capital + net PP&E      361.3       354.0       387.6       420.6      519.2      792.7    1,170.9     1,667.8     2,290.9

Deutsche Banc Alex. Brown
                          [Deutsche Bank Logo]


Financial projections detail and synergies assumptions                                                                  Appendix
--------------------------------------------------------------------------------------------------------------------------------

Chaser balance sheet (continued)


($mm)                                     2000       2001      2002      2003      2004      2005      2006      2007       2008
--------------------------------------------------------------------------------------------------------------------------------
Chaser statement of cash flow operations

  Operations
  Net income before charges            ($295.6)   ($290.5)  ($159.3)   ($26.6)  $ 225.5   $ 511.3  $  842.8  $1,145.0   $1,453.9
  Depreciation & amortization            197.5      240.0     204.6     201.0     204.7     229.1     255.9     285.5      318.1
  Other                                    2.7       28.4       4.1      54.2      63.6     (36.9)    (85.2)   (144.2)    (206.9)
    Operating cash flow                  (95.4)     (22.1)     49.4     228.6     493.8     703.4   1,013.5   1,286.4    1,565.2

  Investing
  Capital expenditures                 ($350.0)   ($120.0)   ($80.0)   ($95.0)  ($110.0)  ($122.0)  ($134.0)  ($148.0)   ($163.0)
  Finance receivables                      0.0        0.0       0.0       0.0       0.0       0.0       0.0       0.0        0.0
  Investments                            (15.0)     (60.0)    (60.0)    (30.0)      0.0       0.0       0.0       0.0        0.0
  Other                                    0.0        0.0       0.0       0.0       0.0       0.0       0.0       0.0        0.0
    Cash from investments               (365.0)    (180.0)   (140.0)   (125.0)   (110.0)   (122.0)   (134.0)   (148.0)    (163.0)

  Financing
  Net debt                             $   0.0    $   0.0   $   0.0    $  0.0   $   0.0   $   0.0  $    0.0  $    0.0   $    0.0
  Net stocks issued                        0.0        0.0       0.0       0.0       0.0       0.0       0.0       0.0        0.0
  Dividends                              (24.3)     (24.3)    (24.3)      0.0       0.0       0.0       0.0       0.0        0.0
  Other                                  185.8      129.5     125.4     175.6     205.5     246.4     280.3     300.7      295.7
    Cash flow from financing             161.5      105.2     101.1     175.6     205.5     246.4     280.3     300.7      295.7

  Other adjustments                    $   0.0    $   0.0   $   0.0    $  0.0   $   0.0   $   0.0  $    0.0  $    0.0   $    0.0

    Net inc./(dec.) in cash            ($343.9)    ($96.9)  $  10.5    $279.2   $ 589.3   $ 827.8  $1,159.8  $1,439.0   $1,697.9

Source: Himawari based on Deutsche Banc. Alex. Brown estimates, company reports.

Deutsche Banc Alex. Brown
                        [Deutsche Bank LOGO]


Financial projections detail and synergies assumptions                                                                  Appendix
--------------------------------------------------------------------------------------------------------------------------------

Synergies assumptions from Himawari


($mm)                                     2000       2001      2002      2003      2004      2005      2006      2007       2008
--------------------------------------------------------------------------------------------------------------------------------
Incremental revenue to Chaser           $  0.0     $  0.0    $  0.0    $  0.0    $  0.0    $103.7    $124.4    $136.9     $150.5
  Sale of US IP network to Asian
    customers (dedicated)                  0.0        0.0       0.0       0.0       0.0      64.0      80.0      80.0       80.0
  End-to-end VPN services (dedicated)      0.0       16.0      32.0      48.0      64.0      80.0      80.0      80.0       80.0
  Revenue from Chaser's existing
    customers (web hosting)                0.0        0.0       0.0       0.0       0.0      52.0      52.0      52.0       52.0
  Web hosting/virtual hosting              0.0       40.0      80.0     120.0     160.0     160.0     160.0     160.0      160.0
    Total                                  0.0      119.0     198.0     279.0     362.4     395.7     416.4     428.9      442.5
Incremental revenue to Chaser
  (by major category)
  Dial-up                                  0.0        0.0       0.0       0.0       0.0       0.0       0.0       0.0        0.0
  Dedicated line                           0.0       66.0      92.0     120.0     150.4     183.7     204.4     216.9      230.5
  Web hosting                              0.0       53.0     106.0     159.0     212.0     212.0     212.0     212.0      212.0
    Total                                  0.0      119.0     198.0     279.0     362.4     395.7     416.4     428.9      442.5
Cost of goods sold
  Sale of US IP network to
    Asian customers                        0.0       18.3      19.0      19.2      21.6      25.9      31.1      34.2       37.6
  End-to-end VPN services                  0.0        5.9      10.1      12.8      16.0      20.0      20.0      20.0       20.0
  Revenue from Chaser's existing
    customers                              0.0        1.3       2.6       3.9       5.2       5.2       5.2       5.2        5.2
  Web hosting/virtual hosting              0.0        4.0       8.0      12.0      16.0      16.0      16.0      16.0       16.0
    Total                                  0.0       29.5      39.7      47.8      58.8      67.1      72.3      75.4       78.8
Gross profit
  Sale of US IP network to
    Asian customers                        0.0       31.7      41.0      52.8      64.8      77.8      93.3     102.6      112.9
  End-to-end VPN services                  0.0       10.1      21.9      35.2      48.0      60.0      60.0      60.0       60.0
  Revenue from Chaser's existing
    customers                              0.0       11.7      23.4      35.1      46.8      46.8      46.8      46.8       46.8
  Web hosting/virtual hosting              0.0       36.0      72.0     108.0     144.0     144.0     144.0     144.0      144.0
    Total                                  0.0       89.5     158.3     231.2     303.6     328.6     344.1     353.4      363.7
Operating expenses (excl. D&A)
  Sale of US IP network to
    Asian customers                        0.0       20.0      21.0      21.6      21.6      25.9      31.1      34.2       37.6
  End-to-end VPN services                  0.0        6.4      11.2      14.4      16.0      20.0      20.0      20.0       20.0
  Revenue from Chaser's existing
    customers                              0.0        3.6       6.5       8.8      10.4       9.1       9.1       9.1        9.1
  Web hosting/virtual hosting              0.0       11.0      20.0      27.0      32.0      28.0      28.0      28.0       28.0
    Total                                  0.0       41.0      58.7      71.8      80.0      83.0      88.2      91.3       94.7
EBITDA
  Sale of US IP network to Asian
    customers                              0.0       11.7      20.0      31.2      43.2      51.8      62.2      68.4       75.3
  End-to-end VPN services                  0.0        3.7      10.7      20.8      32.0      40.0      40.0      40.0       40.0
  Revenue from Chaser's existing
    customers                              0.0        8.1      16.9      26.3      36.4      37.7      37.7      37.7       37.7
  Web hosting/virtual hosting              0.0       25.0      52.0      81.0     112.0     116.0     116.0     116.0      116.0
    Total                                  0.0       48.6      99.6     159.4     223.6     245.5     255.9     262.1      269.0
Depreciation & amortization                0.0       20.0      20.0      20.0      20.0      20.0      20.0      20.0       20.0
EBIT                                    $  0.0     $ 28.6    $ 79.6    $139.4    $203.6    $225.5    $235.9    $242.1     $249.0
Capital expenditures                    $100.0     $  0.0    $  0.0    $  0.0    $  0.0    $100.0    $  0.0    $  0.0     $  0.0

Deutsche Banc Alex. Brown
                        [Deutsche Bank LOGO]

Financial projections detail and synergies assumptions                  Appendix
--------------------------------------------------------------------------------








Source: Himawari.







Deutsche Banc Alex. Brown
                         [Deutsche Bank Logo]

Financial projections detail and synergies assumptions                  Appendix
--------------------------------------------------------------------------------

Synergies assumptions from Himawari (continued)

                                                             2000    2001    2002    2003    2004    2005    2006    2007    2008
----------------------------------------------------------------------------------------------------------------------------------
Growth of incremental revenue to Chaser
  Sale of US IP network to Asian customers                   NA       NA      20.0%   20.0%   20.0%   20.0%   20.0%   10.0%   10.0%
  End-to-end VPN services                                    NA       NA     100.0    50.0    33.3    25.0     0.0     0.0     0.0
  Revenue from Chaser's existing customers                   NA       NA     100.0    50.0    33.3     0.0     0.0     0.0     0.0
  Web hosting/virtual hosting                                NA       NA     100.0    50.0    33.3     0.0     0.0     0.0     0.0
COGS as a % of revenue
  Sale of US IP network to Asian customers                   NA      36.6%    31.6%   26.6%    25.0%   25.0%   25.0%   25.0%   25.0%
  End-to-end VPN services                                    NA      36.6     31.6    26.6     25.0    25.0    25.0    25.0    25.0
  Revenue from Chaser's existing customers                   NA      10.0     10.0    10.0     10.0    10.0    10.0    10.0    10.0
  Web hosting/virtual hosting                                NA      10.0     10.0    10.0     10.0    10.0    10.0    10.0    10.0
Operating expenses (excl. D&A) as a % of revenue
  Sale of US IP network to Asian customers                   NA      40.0%    35.0%   30.0%    25.0%   25.0%   25.0%   25.0%   25.0%
  End-to-end VPN services                                    NA      40.0     35.0    30.0     25.0    25.0    25.0    25.0    25.0
  Revenue from Chaser's existing customers                   NA      27.5     25.0    22.5     20.0    17.5    17.5    17.5    17.5
  Web hosting/virtual hosting                                NA      27.5     25.0    22.5     20.0    17.5    17.5    17.5    17.5

Source: Himawari.

Deutsche Banc Alex. Brown
                         [Deutsche Bank Logo]

Chaser's fully diluted shares calculation                              Appendix
-------------------------------------------------------------------------------

Appendix IV

Chaser's fully diluted shares calculation



Deutsche Banc Alex. Brown
           Deutsche Bank [Logo]


Chaser's fully diluted shares calculation                                                                          Appendix
---------------------------------------------------------------------------------------------------------------------------------
Chaser's fully diluted shares calculation

                                         Number of equivalent            Weighted average              Cash proceeds from
                                            common shares          options/warrants strike price         options/warrants
---------------------------------------------------------------------------------------------------------------------------------
Shares outstanding                                 79,660,247
Convertible preferred stock                         7,456,320
Options
  Vested                                            2,619,818                  $12.14                            $ 31.8mm
  Unvested
     Tier 1                                         2,593,500                  $13.47                            $ 34.9
     Tier 2(1)                                      6,029,169                   22.32                             134.6
     Tier 3(1)                                      5,673,129                   23.76                             134.8
  Non-employee director options                       426,000                  $13.93                            $  5.9
  Related to terminated employee                      130,464                   11.61                               1.5
Total options                                      17,472,080                                                    $343.6
Warrants                                            1,306,228                  $ 3.63                            $  4.7mm
Fully diluted shares                              105,894,875                               Total                $348.3mm

(1)  Includes options granted to April new hires (254,750 options).
Source:  Chaser


Deutsche Banc Alex. Brown
             [Deutsche Bank Logo]